UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-22481

                                 Apollo Senior Floating Rate Fund Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street

                    New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President

9 West 57th Street

                                 New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 515-3200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

    Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)

    Apollo Tactical Income Fund Inc. (NYSE: AIF)

Annual Report

December 31, 2014

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Funds for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary (unaudited)

As of December 31, 2014

Dear Shareholders,

We would like to start by saying thank you for your interest in the Apollo Senior Floating Rate Fund Inc. and the Apollo Tactical Income Fund Inc. (the “Funds”). We appreciate the trust and confidence you have placed with us through your investment in the Funds.

The year 2014 was highlighted by a significant disparity between global credit and equity markets, though the path for each was different and tortuous. Equities started the year under pressure due to weakness in global economies, growing geopolitical concerns and a near unanimous view that U.S. interest rates were headed higher. Credit on the other hand started the year strong as many of these same factors (or ultimate lack thereof in the case of higher rates) created demand for certain credit assets including investment grade bonds, high-yield bonds and leveraged loans. Technical conditions in the loan and high-yield markets helped increase demand with strong inflows via retail funds and collateralized loan obligations (“CLOs”) and relatively light new issuance.

Despite fund flows for leveraged loan mutual funds turning negative for the first time in several years in April 2014, equity and fixed income markets were able to sustain solid returns through the first half of the year, shrugging off increasing tensions between Ukraine and Russia and ongoing debate over the timing of Federal Reserve action on interest rates. Through the second quarter, high-yield bonds and loans returned 5.8% (as measured by the J.P. Morgan High-Yield Default Monitor) and 2.4% (as measured by the J.P. Morgan Leveraged Loan Index), respectively, while equities returned 7.1% (as measured by the S&P 500 Index), emerging market bonds gained 9.1% (as measured by the J.P. Morgan EMBIG Index) and investment-grade bonds gained 5.8% (as measured by the J.P. Morgan JULI Index). As a reference point, high-yield bonds hit their lowest yield of the year on June 23, 2014 at 5.12% (as measured by the J.P. Morgan High-Yield Default Monitor) resulting in part from the combination of spread compression and low U.S. Treasury yields.

The second half of the year began with a sharp reversal of conditions in the credit markets. Negative news, concerns about valuations and ongoing fears regarding the impact rising rates could have on fixed income products initiated a series of weekly outflows from high-yield bond funds that lasted several weeks and totaled nearly $5.4 billion, representing a material portion of the $7.9 billion that had flowed into the asset class during the year up to that point. Thus began a see-saw pattern of rallies and selloffs in high-yield bonds and leveraged loans that would last through the end of year, fueled by varying combinations of supply and demand technicals, strength in equities, rate concerns, falling oil and commodity prices and overall weaker risk appetite. High-yield bonds and leveraged loans ended the year with gains of just 2.2% (as measured by the J.P. Morgan High-Yield Default Monitor) and 2.0% (as measured by the J.P. Morgan Leveraged Loan Index), respectively, relying on their attractive income components to produce positive total returns, while the S&P 500 Index mostly shrugged off many of the same concerns to gain an impressive 13.7% return on the year, including dividends. Given the strong bid for U.S. Treasuries, investment grade bonds and emerging market bonds finished the year with gains of 7.8% (as measured by the J.P. Morgan JULI Index) and 5.5% (as measured by the J.P. Morgan EMBIG Index), respectively.

Generally, credit fundamentals in 2014 were strong by historical standards. The default rate for the year ended at 0.34% for loans (as measured by the S&P Capital IQ LCD) (excluding Energy Future Holdings Corp., formerly known as TXU Corp.), and 2.04% for high-yield bonds (as measured by the BofA Merrill Lynch High-Yield Master II Index), which was the lowest level for loans since December 2007, driven by a combination of low interest rates, “open” capital markets and solid overall economic growth. We currently expect that default rates in 2015 will begin to inch higher as the credit cycle matures and the impact of lower oil and commodity prices takes its toll on issuers in those industries. However, the silver lining of all of the volatility experienced during the second half of 2014 is that as we enter 2015, spreads and terms across loans and high-yield bonds are more attractive now than they were during most of 2014, creating a better relative value trading environment and potentially interesting total return opportunities amongst issuers caught up in the commodity related sell-off. We currently expect continued volatility in 2015 as the credit markets deal with the debate over and potential impact of rising rates (maybe), geopolitical concerns (again) and ongoing concerns about growth outside of the U.S. (again).

We appreciate your interest and support in the Funds. If you have any questions about the Funds, please call 1-888-301-3838, or go to our website at www.agmfunds.com.

Sincerely,

Apollo Credit Management, LLC

4  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Financial Data

As of December 31, 2014 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)
Loans	93.1%
High-Yield Bonds	5.7%
Equity/Other	1.2%

Portfolio Characteristics (a)
Weighted Average Floating-Rate Spread	4.86%
Weighted Average Fixed-Rate Coupon	10.44%
Weighted Average Days to Reset (floating assets)	63
Weighted Average Modified Duration (in years) (fixed assets)	2.30
Average Position Size	$2,197,359
Number of Positions	195
Weighted Average Rating	B

Credit Quality (b)
BBB- or Higher	0.2%
BB	9.3%
B	79.7%
CCC+ or Lower	6.4%
Not Rated	4.4%

Top 5 Industries (as % of Current Market Value of Investment Securities) (c)
Banking, Finance, Insurance & Real Estate	9.9%
Services: Business	9.4%
Telecommunications	8.8%
Healthcare & Pharmaceuticals	8.2%
Media: Broadcasting & Subscription	7.7%
Total	44.0%

Top 10 Issuers (as % of Current Market Value of Investment Securities) (d)
First Data Corp.	2.8%
Opal Acquisition, Inc.	1.8%
Global Tel*Link Corp.	1.6%
TIBCO Software, Inc.	1.6%
Asurion, LLC	1.4%
Hyperion Finance S.a.r.l.	1.3%
Securus Technologies Holdings, Inc.	1.3%
Charming Charlie, LLC	1.2%
WideOpenWest Finance, LLC	1.2%
Onex Carestream Finance, L.P.	1.2%
Total	15.4%

Performance Comparison
	Year Ended December 31, 2014	Since Inception on February 23, 2011 to December 31, 2014
AFT - Stock Price	(1.48)%(e)	2.12%(e)(f)
AFT - NAV	2.63%(e)	5.94%(e)(f)
S&P/LSTA Leveraged Loan Index (g)	1.60%	3.96%(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2014. The quality ratings reflected were issued by Standard & Poor’s Ratings Group (“S&P”), a nationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s Investors Service (“Moody’s”), a nationally recognized statistical rating organization.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. Dollar facilities in the leveraged loan market.

Annual Report  |  5

Apollo Tactical Income Fund Inc.

Financial Data

As of December 31, 2014 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)
Loans	63.3%
High-Yield Bonds	25.7%
Structured Products	10.0%
Equity/Other	1.0%

Portfolio Characteristics (a)
Weighted Average Floating-Rate Spread	5.64%
Weighted Average Fixed-Rate Coupon	8.61%
Weighted Average Days to Reset (floating assets)	63
Weighted Average Modified Duration (in years) (fixed assets)	3.59
Average Position Size	$2,447,470
Number of Positions	166
Weighted Average Rating	B

Credit Quality (b)
BB	12.0%
B	70.2%
CCC+ or Lower	11.4%
Not Rated	6.4%

Top 5 Industries (as % of Current Market Value of Investment Securities) (c)
Banking, Finance, Insurance & Real Estate	9.2%
Energy: Oil & Gas	8.1%
Services: Business	6.9%
Telecommunications	6.1%
Healthcare & Pharmaceuticals	6.0%
Total	36.3%

Top 10 Issuers (as % of Current Market Value of Investment Securities) (d)
Atlas Senior Loan Fund, Ltd.	2.3%
Land O’Lakes Capital Trust I	1.8%
TIBCO Software, Inc.	1.7%
Laureate Education, Inc.	1.6%
TPC Group, Inc. (Texas Petrochemical)	1.5%
Chiquita Brands International, Inc. / Chiquita Brands, LLC	1.4%
Onex Carestream Finance, L.P.	1.4%
StoneMor Partners L.P. / Cornerstone Family Services of West Virginia	1.4%
Avaya, Inc.	1.4%
Opal Acquisition, Inc.	1.4%
Total	15.9%

Performance Comparison
	Year Ended December 31, 2014	Since Inception on February 25, 2013 to December 31, 2014
AIF - Stock Price	(2.51)%(e)	(4.02)%(e)(f)
AIF - NAV	2.63%(e)	5.70%(e)(f)
S&P/LSTA Leveraged Loan Index (g)	1.60%	3.01%(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2014. The quality ratings reflected were issued by S&P, a nationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s, a nationally recognized statistical rating organization. The Top 5 Industries table above excludes Structured Products which represent 10.0% of the portfolio as of December 31, 2014.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. Dollar facilities in the leveraged loan market.

6  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments

December 31, 2014

	Principal Amount ($)	Value ($)

Senior Loans - 137.6% (a)
AEROSPACE & DEFENSE - 9.2%
Alion Science and Technology Corp.
Tranche A Term Loan, 8.00%, 08/17/18 (b)	2,009,803	1,989,705
Tranche B Term Loan, 11.00%, 08/16/19 (b)	1,832,894	1,796,237
B/E Aerospace, Inc.
Term Loan, 4.00%, 12/16/21	2,647,928	2,642,632
Camp International Holding Co. 2013 First Lien Replacement
Term Loan, 4.75%, 05/31/19	1,293,630	1,296,864
2013 Second Lien Replacement Term Loan, 8.25%, 11/29/19	1,000,000	1,005,000
Deltek, Inc.
First Lien Term Loan, 4.50%, 10/10/18	847,837	839,859
Second Lien Term Loan, 10.00%, 10/10/19	1,091,000	1,098,272
Photonis Technologies SAS
Term Loan, 8.50%, 09/18/19	3,789,055	3,675,383
SRA International, Inc.
Term Loan, 6.50%, 07/20/18	3,460,380	3,461,470
TASC, Inc.
First Lien Term Loan, 6.50%, 05/22/20	1,428,029	1,399,112
First Lien Term Loan B, 05/22/20 (c)	500,000	489,875
Second Lien Term Loan, 12.00%, 05/21/21 (d)	2,233,239	2,277,904
U.S. Joiner Holding Co.
Term Loan, 7.00%, 04/16/20 (b)	2,481,250	2,444,031
Vencore, Inc.
Second Lien Term Loan, 9.00%, 05/23/20	606,000	596,909
WP CPP Holdings, LLC
First Lien Term Loan, 4.75%, 12/28/19	1,157,733	1,151,944

		26,165,197

AUTOMOTIVE - 1.0%
American Tire Distributors, Inc.
New 2014 Initial Term Loan, 5.75%, 06/01/18	1,381,907	1,385,362
Fram Group Holdings,
Inc./Prestone Holdings, Inc.
Second Lien Term Loan, 10.50%, 01/29/18	1,490,285	1,455,509

		2,840,871

BANKING, FINANCE, INSURANCE & REAL ESTATE - 9.1%
AmWINS Group, LLC
First Lien New Term Loan, 5.00%, 09/06/19	4,391,840	4,368,058
Asurion, LLC
Incremental Tranche B-1 Term Loan, 5.00%, 05/24/19	4,413,713	4,365,648
Second Lien Term Loan, 8.50%, 03/03/21	1,562,000	1,556,791

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)
Hyperion Finance S.a.r.l. (United Kingdom)
Term Loan, 5.75%, 10/17/19 (b) (e)	5,346,000	5,325,952
Institutional Shareholder Services, Inc.
First Lien Term Loan, 5.00%, 04/30/21 (b)	3,233,750	3,201,412
Medical Card System, Inc.
Term Loan, 12.00%, 09/17/150 (b) (f)	4,647,464	3,578,547
MMM Holdings, Inc.
MMM Term Loan, 9.75%, 12/12/17 (b)	707,401	686,178
MSO of Puerto Rico, Inc.
MSO Term Loan, 9.75%, 12/12/17 (b)	514,288	498,860
Walter Investment Management Corp.
Tranche B Term Loan, 4.75%, 12/18/20	2,693,578	2,437,688

		26,019,134

BEVERAGE, FOOD & TOBACCO - 6.0%
ARG IH Corp.
Term Loan, 4.75%, 11/15/20	1,900,800	1,898,424
Arysta LifeScience SPC, LLC
First Lien Initial Term Loan, 4.50%, 05/29/20	1,188,893	1,185,178
Second Lien Term Loan, 8.25%, 11/30/20	1,028,000	1,027,358
Dave & Buster’s, Inc.
Term Loan, 4.25%, 07/25/20	769,455	767,050
Dole Food Company, Inc.
Tranche B Term Loan, 4.50%, 11/01/18	2,282,733	2,260,853
Hearthside Group Holdings, LLC
Term Loan, 4.50%, 06/02/21	3,130,031	3,110,468
Performance Food Group, Inc.
Second Lien Initial Term Loan, 6.25%, 11/14/19	1,033,745	1,016,947
PFS Holding Corp.
First Lien Term Loan, 4.50%, 01/31/21	2,789,918	2,324,001
Shearer’s Foods, LLC
First Lien Term Loan, 4.50%, 06/30/21	1,288,437	1,277,975
Winebow Holdings, Inc. (The Vintner Group, Inc.)
Second Lien Term Loan, 8.50%, 01/02/22 (b)	2,260,897	2,193,070

		17,061,324

CAPITAL EQUIPMENT - 1.9%
Tank Holding Corp. (Roto Acquisition Corp.)
First Lien Term Loan, 4.25%, 07/09/19	2,874,209	2,831,096
Zebra Technologies Corp.
Term Loan B, 4.75%, 10/27/21	2,432,893	2,450,532

		5,281,628

See accompanying Notes to Financial Statements.  |  7

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

December 31, 2014

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
CHEMICALS, PLASTICS & RUBBER - 1.1%
Allnex (Luxembourg) & Cy S.C.A.
Tranche B-1 Term Loan, 4.50%, 10/03/19 (e)	424,703	420,808
Tranche B-2 Term Loan, 4.50%, 10/03/19 (e)	220,358	218,337
Tronox Pigments (Netherlands)
B.V.
New Term Loan, 4.00%, 03/19/20 (e)	732,837	722,610
Univar, Inc.
Term Loan B, 5.00%, 06/30/17	1,719,115	1,668,014

		3,029,769

CONSUMER GOODS: DURABLE - 0.1%
Britax U.S. Holdings, Inc.
First Lien Term Loan B, 4.50%, 10/15/20	463,912	338,656

CONSUMER GOODS: NON-DURABLE - 5.5%
ABG Intermediate Holdings 2, LLC
First Lien Term Loan, 5.50%, 05/27/21	3,523,375	3,523,375
BRG Sports, Inc.
First Lien Term Loan, 6.50%, 04/15/21	1,934,119	1,938,955
Fender Musical Instruments Corp.
Initial Term Loan, 5.75%, 04/03/19	370,000	368,378
The Men’s Wearhouse, Inc.
Tranche B Term Loan, 4.50%, 06/18/21	3,180,780	3,172,828
Nine West Holdings, Inc.
Unsecured Initial Term Loan, 6.25%, 01/08/20	1,000,000	898,335
Polyconcept Investments, B.V.
Term Loan, 6.00%, 06/28/19	3,781,248	3,767,069
The Topps Company, Inc.
Term Loan, 7.25%, 10/02/18	1,931,958	1,883,659

		15,552,599

CONTAINERS, PACKAGING & GLASS - 2.9%
BWay Intermediate Co., Inc.
Initial Term Loan, 08/14/20 (c)	3,324,225	3,320,070
NVLX Acquisition, LLC
First Lien Closing Date Term Loan, 6.00%, 12/05/21	2,053,623	2,031,814
Pelican Products, Inc.
First Lien Term Loan, 5.25%, 04/10/20	2,772,184	2,758,323

		8,110,207

ENERGY: OIL & GAS - 8.6%
American Energy-Marcellus, LLC
First Lien Initial Term Loan, 5.25%, 08/04/20	3,061,946	2,704,709
Atlas Energy, L.P.
Term Loan, 6.50%, 07/31/19 (b)	1,244,250	1,225,586
Azure Midstream Energy, LLC
Term Loan, 6.50%, 11/15/18 (b)	853,687	768,318

	Principal Amount ($)	Value ($)

ENERGY: OIL & GAS (continued)
BlackBrush Oil & Gas, L.P.
Closing Date Second Lien Term Loan, 7.50%, 07/30/21 (b)	2,733,766	2,269,026
Chief Exploration & Development, LLC
Second Lien Term Loan, 7.50%, 05/16/21	1,950,784	1,765,460
Drillships Financing Holding, Inc.
Tranche B-1 Term Loan, 6.00%, 03/31/21	3,241,624	2,558,873
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, 07/25/21	1,772,637	1,435,836
EMG Utica, LLC
Term Loan, 4.75%, 03/27/20 (b)	1,553,000	1,539,411
HGIM Corp.
Term Loan A, 5.00%, 06/18/18 (b)	4,766,786	4,242,439
Pacific Drilling S.A. (Luxembourg)
Term Loan, 4.50%, 06/03/18 (e)	1,262,770	1,050,208
Power Buyer, LLC
First Lien Delayed Draw Term Loan, 4.25%, 05/06/20	48,565	47,432
First Lien Initial Term Loan, 4.25%, 05/06/20	909,491	888,273
Southcross Energy Partners, L.P.
Initial Term Loan, 5.25%, 08/04/21 (b)	342,120	321,593
Southcross Holdings Borrower, L.P.
Term Loan, 6.00%, 08/04/21	867,323	776,254
Sprint Industrial Holdings, LLC
First Lien Term Loan, 7.00%, 05/14/19 (b)	2,162,891	2,065,561
W3 Co.
First Lien Term Loan, 5.75%, 03/13/20 (b)	922,500	890,213

		24,549,192

ENVIRONMENTAL INDUSTRIES - 1.4%
Emerald 2, Ltd. (United Kingdom)
Facility B1 Term Loan, 05/14/21 (c) (e)	4,170,000	4,086,600

FOREST PRODUCTS & PAPER - 1.4%
Caraustar Industries, Inc.
Term Loan, 7.50%, 05/01/19	2,315,380	2,300,909
Term Loan C, 05/01/19 (c)	1,650,000	1,633,500

		3,934,409

HEALTHCARE & PHARMACEUTICALS - 10.9%
ABB/Con-Cise Optical Group, LLC
Term Loan B-1, 4.50%, 02/06/19	1,512,131	1,490,394
Amneal Pharmaceuticals, LLC
Term Loan B, 4.75%, 11/01/19	2,691,693	2,690,010
Ardent Medical Services, Inc.
First Lien Term Loan, 6.75%, 07/02/18	2,899,869	2,902,595
ATI Holdings, Inc.
Term Loan, 12/20/19 (c)	1,513,419	1,513,419
InVentiv Health, Inc.
Term Loan B-3, 7.75%, 05/15/18	723,864	720,846

8  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2014

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
HEALTHCARE & PHARMACEUTICALS (continued)
Opal Acquisition, Inc.
First Lien Term Loan, 5.00%, 11/27/20	7,504,068	7,447,788
Premier Dental Services, Inc.
First Lien Term Loan, 6.00%, 11/01/18 (b)	5,202,528	4,968,415
Smile Brands Group, Inc.
Term Loan, 7.50%, 08/16/19	4,144,186	3,968,058
Steward Health Care System, LLC
Term Loan, 6.75%, 04/10/20 (b) (e)	3,067,965	3,046,796
Surgery Center Holdings, Inc.
First Lien Initial Term Loan, 5.25%, 11/03/20 (b)	1,660,944	1,621,497
U.S. Renal Care, Inc.
Second Lien Term Loan, 10.25%, 01/03/20 (b)	818,000	818,000

		31,187,818

HIGH TECH INDUSTRIES - 7.8%
Compuware Holdings, LLC
First Lien Tranche B-1 Term Loan, 6.25%, 12/15/19 (b)	160,000	157,599
First Lien Tranche B-2 Term Loan, 6.25%, 12/15/21	332,000	315,885
Freescale Semiconductor, Inc.
Tranche B5 Term Loan, 01/15/21 (c)	3,920,574	3,922,535
GTCR Valor Companies, Inc.
First Lien Initial Term Loan, 6.00%, 05/30/21	2,384,065	2,327,444
Kronos, Inc.
First Lien Incremental Term Loan, 4.50%, 10/30/19	778,458	774,114
Landslide Holdings, Inc. (Crimson Acquisition Corp.)
First Lien New Term Loan, 5.00%, 02/25/20	2,218,444	2,186,088
Second Lien Term Loan, 8.25%, 02/25/21	563,000	548,925
Lanyon Solutions, Inc. (Lanyon, Inc.)
First Lien Term Loan, 5.50%, 11/13/20	1,457,968	1,430,631
MSC.Software Corp.
First Lien Initial Term Loan, 5.00%, 05/29/20 (b)	1,781,050	1,778,824
TIBCO Software, Inc.
Asset Sale Loan, 5.50%, 12/07/15	1,791,044	1,782,089
First Lien Term Loan, 6.50%, 12/04/20	3,440,371	3,345,761
Vision Solutions, Inc.
First Lien Term Loan, 6.00%, 07/23/16 (b)	3,691,471	3,673,014

		22,242,909

	Principal Amount ($)	Value ($)

HOTEL, GAMING & LEISURE - 7.5%
Centaur Acquisition, LLC
Second Lien Term Loan, 8.75%, 02/20/20	826,000	824,968
Delta 2 (Lux) S.a.r.l. (United Kingdom)
Facility B3 (USD), 4.75%, 07/30/21 (e)	4,605,263	4,508,368
Diamond Resorts Corp.
Term Loan, 5.50%, 05/09/21 (b)	904,455	898,802
Equinox Holdings, Inc.
First Lien New Initial Term Loan, 01/31/20 (c)	2,993,028	2,974,321
Global Cash Access Holdings, Inc.
Term Loan B, 6.25%, 12/18/20	3,131,349	3,073,951
Mohegan Tribal Gaming Authority
Term Loan B, 5.50%, 11/19/19	1,094,148	1,055,661
Peppermill Casinos, Inc.
Term Loan B, 7.25%, 11/09/18 (b)	1,959,894	1,967,244
Planet Fitness Holdings, LLC
Term Loan, 03/31/21 (c)	2,975,804	2,946,046
Scientific Games International, Inc.
Term Loan B2, 10/01/21 (c)	3,051,495	3,015,259

		21,264,620

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 8.2%
Acosta Holdco, Inc.
Initial Term Loan, 5.00%, 09/26/21	2,077,669	2,081,004
ALM Media, LLC
First Lien Term Loan, 5.50%, 07/31/20 (b)	3,971,192	3,891,768
F&W Media, Inc.
Term Loan, 7.75%, 06/30/19	3,899,175	3,821,192
Information Resources, Inc.
Term Loan, 4.75%, 09/30/20 (b)	1,989,924	1,984,950
Merrill Communications, LLC
Term Loan, 5.75%, 03/08/18	3,734,455	3,715,783
The Reader’s Digest Association, Inc.
Term Loan, 12.50%, 09/30/15 (b)	3,004,805	2,971,001
Springer SBM Two GmbH (Germany)
Initial Term Loan B3, 4.75%, 08/14/20 (e)	4,985,089	4,916,544

		23,382,242

MEDIA: BROADCASTING & SUBSCRIPTION - 10.4%
Charter Communications Operating, LLC
Term Loan G, 4.25%, 09/10/21	3,475,506	3,502,128
Emmis Operating Co.
Term Loan, 6.00%, 06/10/21	2,000,000	1,990,000
Granite Broadcasting Corp.
First Lien Tranche B Term Loan, 6.75%, 05/23/18	1,807,662	1,796,364
Hargray Communications Group, Inc. (HCP Acquisition, LLC)
Initial Term Loan, 06/26/19 (c)	4,205,263	4,189,494

See accompanying Notes to Financial Statements.  |  9

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

December 31, 2014

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
MEDIA: BROADCASTING & SUBSCRIPTION (continued)
Hemisphere Media Holdings, LLC (Intermedia Espanol, Inc.)
New Term Loan B, 5.00%, 07/30/20	2,557,604	2,543,985
Numericable U.S., LLC
Dollar Denominated Tranche B-1
Term Loan, 4.50%, 05/21/20	1,597,738	1,594,886
Dollar Denominated Tranche B-2
Term Loan, 4.50%, 05/21/20	1,382,262	1,379,794
SESAC Holdco II, LLC
First Lien Term Loan, 5.00%, 02/07/19	910,785	905,667
Telecommunications Management, LLC
First Lien Initial Term Loan, 4.75%, 04/30/20	1,013,724	1,003,587
Second Lien Initial Term Loan, 9.00%, 10/30/20 (b)	710,475	701,594
WideOpenWest Finance, LLC
Term Loan B, 4.75%, 04/01/19	5,144,576	5,122,094
William Morris Endeavor
Entertainment, LLC (IMG
Worldwide Holdings, LLC)
First Lien Term Loan, 5.25%, 05/06/21	5,024,750	4,874,033

		29,603,626

MEDIA: DIVERSIFIED & PRODUCTION - 1.7%
Tech Finance & Co. S.C.A. (Luxembourg)
U.S. Term Loan, 07/11/20 (c) (e)	4,863,938	4,876,098

METALS & MINING - 0.3%
Oxbow Carbon, LLC (Oxbow Calcining, LLC)
Second Lien Initial Term Loan,
8.00%, 01/17/20	1,025,641	911,113

RETAIL - 4.8%
Charming Charlie, LLC
Initial Term Loan, 9.00%, 12/24/19	5,308,786	5,242,427
HMK Intermediate Holdings, LLC
Term Loan, 5.00%, 03/30/19 (b)	1,098,972	1,076,993
Mattress Holding Corp.
Initial Term Loan, 5.25%,
10/20/21 (b)	2,763,691	2,755,054
Sears Roebuck Acceptance Corp.
(KMART Corp.)
Term Loan, 06/30/18 (c)	1,905,236	1,838,077
Smart & Final, Inc.
First Lien Term Loan, 4.75%, 11/15/19	2,245,543	2,223,087
Vince, LLC (Vince Intermediate Holding, LLC)
Term Loan B, 5.75%, 11/27/19	575,429	573,271

		13,708,909

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS - 13.9%
Aptean, Inc.
First Lien Term Loan, 5.25%, 02/26/20	3,496,578	3,397,519
Brock Holdings III, Inc.
First Lien Term Loan, 6.00%, 03/16/17	874,360	824,085
Carecore National, LLC
Term Loan, 03/05/21 (c)	1,413,107	1,401,328
Catalent Pharma Solutions, Inc.
Dollar Term Loan, 05/20/21 (c)	4,278,240	4,254,174
EIG Investors Corp.
Term Loan, 5.00%, 11/09/19	3,289,433	3,277,098
Element Materials Technology
Group U.S. Holdings, Inc. (Element Materials Technology Holding U.K., Ltd.)
Term Loan B, 5.25%, 08/06/21	505,144	500,093
Evergreen Skills Lux S.a.r.l.
First Lien Initial Term Loan, 5.75%, 04/28/21	1,037,400	1,018,924
GCA Services Group, Inc.
Second Lien Initial Term Loan, 9.25%, 11/01/20	834,400	826,056
Genex Holdings, Inc.
First Lien Term Loan B, 5.25%, 05/28/21	1,427,530	1,421,284
IBC Capital I, Ltd.
First Lien Initial Term Loan, 4.75%, 09/09/21	2,000,000	1,997,500
Second Lien Term Loan, 8.00%, 09/09/22	529,000	528,339
Infogroup, Inc.
Term Loan B, 7.50%, 05/26/18	3,480,634	3,248,598
Nord Anglia Education Finance, LLC
Initial Term Loan, 4.50%, 03/31/21	2,568,347	2,549,084
Onex Carestream Finance, L.P.
First Lien 2013 Term Loan, 5.00%, 06/07/19	2,522,458	2,517,199
Second Lien Term Loan, 12/07/19 (c)	2,500,000	2,491,150
Packers Holdings, LLC
Term Loan B, 5.00%, 12/02/21	500,000	499,375
SGS Cayman, L.P. (Cayman Islands)
Initial Cayman Term Loan, 6.00%, 04/23/21 (e)	432,577	431,496
SNL Financial, LC
New Term Loan, 4.50%, 10/23/18 (b)	946,246	936,197
Stafford Logistics, Inc. (dba Custom Ecology, Inc.)
Term Loan, 6.75%, 06/26/19 (b)	2,427,875	2,367,178
Sutherland Global Services, Inc.
Initial U.S. Term Loan, 6.00%, 04/23/21	1,858,331	1,853,685

10  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

December 31, 2014

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
SERVICES: BUSINESS (continued)
Tyche Holdings, LLC (a/k/a TransFirst, Inc.)
First Lien Term Loan, 5.50%, 11/12/21	3,294,710	3,283,030

		39,623,392

SERVICES: CONSUMER - 2.6%
Laureate Education, Inc.
2018 New Series Extended Term
Loan, 5.00%, 06/15/18	5,215,632	4,989,613
NVA Holdings, Inc.
First Lien Term Loan, 4.75%, 08/14/21	1,459,343	1,447,033
Second Lien Term Loan, 8.00%, 08/14/22	955,026	943,881

		7,380,527

TELECOMMUNICATIONS - 13.0%
Avaya, Inc.
Term Loan B-3, 4.67%, 10/26/17.	2,243,330	2,157,198
Term Loan B-6, 6.50%, 03/31/18.	1,875,282	1,851,053
Global Tel*Link Corp.
First Lien Term Loan, 5.00%, 05/23/20	6,822,901	6,771,729
Grande Communications
Networks, LLC
Term Loan B, 4.50%, 05/29/20	4,036,724	4,001,403
Integra Telecom Holdings, Inc.
Replacement Term Loan, 5.25%, 02/22/19	4,047,031	3,948,404
Level 3 Financing, Inc.
Term Loan B-5, 01/31/22 (c)	3,614,316	3,623,352
LTS Buyer, LLC (Sidera Networks, Inc.)
Second Lien Term Loan, 8.00%, 04/12/21	456,665	451,242
Ntelos, Inc.
Term Loan B, 5.75%, 11/09/19 (b)	4,028,990	3,545,511
Sable International Finance, Ltd. (Cayman Islands)
Term Loan, 11/25/16 (b) (c)	1,675,257	1,673,163
Unsecured Term Loan, 11/25/16 (b) (c)	1,470,588	1,466,912
Securus Technologies Holdings, Inc.
First Lien Initial Term Loan, 4.75%, 04/30/20	2,556,666	2,530,460
Second Lien New Term Loan, 9.00%, 04/30/21	2,800,000	2,758,000
The TelX Group, Inc.
Second Lien Initial Term Loan, 7.50%, 04/09/21	600,000	587,249
U.S. TelePacific Corp.
Term Loan, 6.00%, 11/25/20	1,792,562	1,760,448

		37,126,124

TRANSPORTATION: CARGO - 3.4%
Carrix, Inc.
Term Loan, 4.25%, 01/07/19	4,030,741	3,748,589

	Principal Amount ($)	Value ($)

TRANSPORTATION: CARGO (continued)
Commercial Barge Line Co.
First Lien Initial Term Loan, 7.50%, 09/22/19	1,115,138	1,115,138
Second Lien Initial Term Loan, 10.75%, 03/22/20 (b)	1,500,000	1,492,500
OSG Bulk Ships, Inc.
Initial Term Loan, 5.25%, 08/05/19	1,049,725	1,026,106
Pilot Travel Centers, LLC
Initial Tranche B Term Loan, 4.25%, 10/01/21	2,341,483	2,350,264

		9,732,597

TRANSPORTATION: CONSUMER - 1.8%
Blue Bird Body Co.
Term Loan, 6.50%, 06/26/20 (b)	1,477,941	1,470,551
LM U.S. Member, LLC (LM U.S. Corp. Acquisition, Inc.) (Canada)
Canadian Term Loan, 4.75%, 10/25/19 (e)	93,668	92,965
First Lien Initial Term Loan, 4.75%, 10/25/19	2,359,985	2,342,285
Travel Leaders Group, LLC
Tranche B Term Loan, 7.00%, 12/05/18 (b)	1,160,357	1,160,357

		5,066,158

UTILITIES: ELECTRIC - 3.1%
Granite Acquisition, Inc.
First Lien Term Loan B, 5.00%, 12/17/21	2,414,433	2,433,543
First Lien Term Loan C, 5.00%, 12/17/21	106,235	107,076
Second Lien Term Loan B, 8.25%, 12/19/22	1,309,090	1,322,449
Panda Sherman Power, LLC
Construction Term Loan
Advances, 9.00%, 09/14/18 (b)	1,197,374	1,191,387
Pike Corp.
First Lien Initial Term Loan, 12/22/21 (c)	2,876,558	2,875,350
Second Lien Term Loan, 06/22/22 (c)	1,000,000	988,330

		8,918,135

Total Senior Loans
(Cost $397,739,740)		391,993,854

Corporate Notes and Bonds - 8.4%
BANKING, FINANCE, INSURANCE & REAL ESTATE - 4.2%
First Data Corp. 12.63%, 01/15/21	10,000,000	11,900,000

CHEMICALS, PLASTICS & RUBBER - 0.2%
Magnetation, LLC / Mag Finance Corp.
11.00%, 05/15/18 (g)	723,000	504,292

See accompanying Notes to Financial Statements.  |  11

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

December 31, 2014

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds (continued)
HEALTHCARE & PHARMACEUTICALS - 1.2%
Valeant Pharmaceuticals International, Inc. (Canada)
7.50%, 07/15/21 (e) (g)	3,200,000	3,468,000

HIGH TECH INDUSTRIES - 0.5%
TIBCO Software, Inc.
11.38%, 12/01/21 (g)	1,614,000	1,565,580

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.6%
Anna Merger Sub, Inc.
7.75%, 10/01/22 (g)	1,600,000	1,624,000

MEDIA: BROADCASTING & SUBSCRIPTION - 0.9%
Columbus International, Inc. (Barbados)
7.38%, 03/30/21 (e) (g)	1,285,000	1,341,219
Radio One, Inc.
9.25%, 02/15/20 (g)	1,484,000	1,298,500

		2,639,719

MEDIA: DIVERSIFIED & PRODUCTION - 0.8%
SiTV, LLC / SiTV Finance, Inc.
10.38%, 07/01/19 (g)	2,493,000	2,324,722

Total Corporate Notes and Bonds
(Cost $23,031,387)		24,026,313

	Share Quantity	Value ($)

Common Stock - 0.4%
MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.4%
The Reader’s Digest Association, Inc. (b) (h)	50,210	1,255,250

Total Common Stock
(Cost $5,212,858)		1,255,250

Preferred Stock - 1.4%
BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.4%
Watford Holdings, Ltd. (Bermuda)
8.50% (b) (e)	160,000	3,920,000

Total Preferred Stock
(Cost $3,920,000)		3,920,000

Warrants - 0.0%
BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.0%
Medical Card System, Inc.
07/26/18 (b) (h)	54,913	3,020

Total Warrants
(Cost $ — )		3,020

Total Investments-147.8%		421,198,437
(Cost of $429,903,985)
Other Assets & Liabilities,
Net-4.6%		13,062,727
Loan Outstanding-(52.4)%		(149,269,000)

Net Assets (Applicable to Common Shares)-100.0%		284,992,164

(a)	“Senior Loans” are senior, secured loans made to companies whose debt is rated below investment grade and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. Unless otherwise identified, all Senior Loans carry a variable rate of interest. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. The rates shown represent the weighted average rate at December 31, 2014. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.
(b)	Fair Value Level 3 security. All remaining securities are categorized as Level 2.
(c)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(d)	Fixed rate asset.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind security which may pay interest in additional principal amount.
(g)	Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2014, these securities amounted to $12,126,313, or 4.3% of net assets.
(h)	Non income-producing asset.
(i)	Senior Loan assets have additional unfunded loan commitments. As of December 31, 2014, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitments
Charger OpCo B.V. (Oak Tea, Inc.)	$3,646,616

Total Unfunded Loan Commitments	$3,646,616

12  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments

December 31, 2014

	Principal Amount ($)	Value ($)

Senior Loans - 93.5% (a)
AEROSPACE & DEFENSE - 7.7%
Alion Science and Technology Corp.
Tranche A Term Loan, 8.00%, 08/17/18 (b)	2,009,803	1,989,705
Tranche B Term Loan, 11.00%, 08/16/19 (b)	1,832,894	1,796,237
Camp International Holding Co. 2013 Second Lien Replacement Term Loan, 8.25%, 11/29/19	1,350,000	1,356,750
Photonis Technologies SAS Term Loan, 8.50%, 09/18/19	3,789,055	3,675,383
SRA International, Inc. Term Loan, 6.50%, 07/20/18	2,832,952	2,833,844
TASC, Inc.
First Lien Term Loan, 6.50%, 05/22/20	1,428,029	1,399,112
First Lien Term Loan B, 05/22/20 (c)	500,000	489,875
Second Lien Term Loan, 12.00%, 05/21/21 (d)	2,233,239	2,277,904
U.S. Joiner Holding Co. Term Loan, 7.00%, 04/16/20 (b)	2,481,250	2,444,031
Vencore, Inc.
Second Lien Term Loan, 9.00%, 05/23/20	606,000	596,909
WP CPP Holdings, LLC Second Lien Term Loan B-1, 8.75%, 04/30/21	1,435,000	1,370,425

		20,230,175

BANKING, FINANCE, INSURANCE & REAL ESTATE - 5.6%
Asurion, LLC
Second Lien Term Loan, 03/03/21 (c)	4,124,000	4,110,246
Hyperion Finance S.a.r.l. (United Kingdom)
Term Loan, 5.75%, 10/17/19 (b) (e)	5,346,000	5,325,952
Medical Card System, Inc.
Term Loan, 12.00%, 09/17/15 (b) (f)	4,289,967	3,303,274
MMM Holdings, Inc.
MMM Term Loan, 9.75%, 12/12/17 (b)	1,219,393	1,182,811
MSO of Puerto Rico, Inc.
MSO Term Loan, 9.75%, 12/12/17 (b)	886,513	859,918

		14,782,201

BEVERAGE, FOOD & TOBACCO - 1.7%
Arysta LifeScience SPC, LLC
Second Lien Term Loan, 8.25%, 11/30/20	1,028,000	1,027,358
Dave & Buster’s, Inc.
Term Loan, 4.25%, 07/25/20	769,455	767,050
PFS Holding Corp.
Second Lien Term Loan, 8.25%, 01/31/22	499,800	301,379

	Principal Amount ($)	Value ($)

BEVERAGE, FOOD & TOBACCO (continued)
Winebow Holdings, Inc. (The Vintner Group, Inc.)
Second Lien Term Loan, 8.50%, 01/02/22 (b)	2,505,795	2,430,621

		4,526,408

CAPITAL EQUIPMENT - 0.9%
Zebra Technologies Corp.
Term Loan B, 4.75%, 10/27/21	2,432,893	2,450,532

CHEMICALS, PLASTICS & RUBBER - 0.2%
Kronos Worldwide, Inc.
Initial Term Loan, 4.75%, 02/18/20	625,275	625,016

CONSUMER GOODS: NON-DURABLE - 5.1%
ABG Intermediate Holdings 2, LLC
First Lien Term Loan, 5.50%, 05/27/21	3,523,375	3,523,375
BRG Sports, Inc.
First Lien Term Loan, 6.50%, 04/15/21	1,934,119	1,938,955
Fender Musical Instruments Corp.
Initial Term Loan, 5.75%, 04/03/19	370,000	368,378
Nine West Holdings, Inc.
Unsecured Initial Term Loan, 6.25%, 01/08/20	2,744,518	2,465,497
Polyconcept Investments, B.V.
Term Loan, 6.00%, 06/28/19	3,317,737	3,305,296
The Topps Company, Inc.
Term Loan, 7.25%, 10/02/18	1,931,958	1,883,659

		13,485,160

CONTAINERS, PACKAGING & GLASS - 2.4%
BWay Intermediate Co., Inc.
Initial Term Loan, 5.50%, 08/14/20	1,537,727	1,535,805
NVLX Acquisition, LLC
First Lien Closing Date Term Loan, 6.00%, 12/05/21	2,053,623	2,031,814
Pelican Products, Inc.
First Lien Term Loan, 5.25%, 04/10/20	2,772,184	2,758,323

		6,325,942

ENERGY: OIL & GAS - 6.5%
American Energy-Marcellus, LLC
First Lien Initial Term Loan, 5.25%, 08/04/20	1,561,946	1,379,714
Atlas Energy, L.P.
Term Loan, 6.50%, 07/31/19 (b)	1,244,250	1,225,586
Azure Midstream Energy, LLC
Term Loan, 6.50%, 11/15/18 (b)	853,687	768,318
BlackBrush Oil & Gas, L.P.
Closing Date Second Lien Term Loan, 7.50%, 07/30/21 (b)	2,733,766	2,269,026
Chief Exploration & Development, LLC
Second Lien Term Loan, 7.50%, 05/16/21	2,926,177	2,648,190

See accompanying Notes to Financial Statements.  |  13

Apollo Tactical Income Fund Inc.

Schedule of Investments  (continued)

December 31, 2014

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
ENERGY: OIL & GAS (continued)
Drillships Financing Holding, Inc.
Tranche B-1 Term Loan, 6.00%, 03/31/21	3,241,624	2,558,873
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, 07/25/21	1,772,637	1,435,836
HGIM Corp.
Term Loan A, 5.00%, 06/18/18 (b)	709,925	631,833
Southcross Energy Partners, L.P.
Initial Term Loan, 5.25%, 08/04/21 (b)	342,120	321,593
Southcross Holdings Borrower, L.P.
Term Loan, 6.00%, 08/04/21	867,323	776,254
Sprint Industrial Holdings, LLC
First Lien Term Loan, 7.00%, 05/14/19 (b)	2,162,891	2,065,561
W3 Co.
First Lien Term Loan, 5.75%, 03/13/20 (b)	1,106,855	1,068,115

		17,148,899

ENVIRONMENTAL INDUSTRIES - 1.6%
Emerald 2, Ltd. (United Kingdom)
Facility B1 Term Loan, 05/14/21 (c) (e)	4,170,000	4,086,600

FOREST PRODUCTS & PAPER - 1.5%
Caraustar Industries, Inc.
Term Loan, 7.50%, 05/01/19	2,777,965	2,760,603
Term Loan C, 05/01/19 (c)	1,200,000	1,188,000

		3,948,603

HEALTHCARE & PHARMACEUTICALS - 6.8%
Ardent Medical Services, Inc.
First Lien Term Loan, 6.75%, 07/02/18	810,570	811,331
Opal Acquisition, Inc.
First Lien Term Loan, 5.00%, 11/27/20	5,390,164	5,349,738
Premier Dental Services, Inc.
First Lien Term Loan, 6.00%, 11/01/18 (b)	3,700,904	3,534,364
Smile Brands Group, Inc.
Term Loan, 7.50%, 08/16/19	4,144,186	3,968,058
Steward Health Care System, LLC
Term Loan, 6.75%, 04/10/20 (b)	1,417,406	1,407,626
Surgery Center Holdings, Inc.
First Lien Initial Term Loan, 5.25%, 11/03/20 (b)	1,660,944	1,621,497
U.S. Renal Care, Inc.
Incremental Tranche B-1 Second
Lien Term Loan, 8.50%, 01/03/20 (b)	1,212,000	1,206,698

		17,899,312

HIGH TECH INDUSTRIES - 6.5%
Compuware Holdings, LLC
First Lien Tranche B-1 Term
Loan, 6.25%, 12/15/19 (b)	160,000	157,599

	Principal Amount ($)	Value ($)

HIGH TECH INDUSTRIES (continued)
First Lien Tranche B-2 Term
Loan, 6.25%, 12/15/21	332,000	315,885
GTCR Valor Companies, Inc.
First Lien Initial Term Loan, 6.00%, 05/30/21	2,384,065	2,327,444
Landslide Holdings, Inc. (Crimson Acquisition Corp.)
First Lien New Term Loan, 5.00%, 02/25/20	1,378,304	1,358,201
Second Lien Term Loan, 8.25%,
02/25/21	1,682,000	1,639,950
Lanyon Solutions, Inc. (Lanyon, Inc.)
First Lien Term Loan, 5.50%, 11/13/20	582,710	571,785
Second Lien Term Loan, 9.50%, 11/15/21 (b)	2,219,037	2,146,918
MSC.Software Corp.
First Lien Initial Term Loan, 5.00%, 05/29/20 (b)	896,495	895,374
Second Lien Initial Term Loan, 8.50%, 05/28/21 (b)	2,550,000	2,499,000
TIBCO Software, Inc.
Asset Sale Loan, 5.50%, 12/07/15	1,791,044	1,782,089
First Lien Term Loan, 6.50%, 12/04/20	3,440,371	3,345,761

		17,040,006

HOTEL, GAMING & LEISURE - 5.0%
Centaur Acquisition, LLC
Second Lien Term Loan, 8.75%, 02/20/20	3,000,000	2,996,250
Diamond Resorts Corp.
Term Loan, 5.50%, 05/09/21 (b)	904,455	898,802
Global Cash Access Holdings, Inc.
Term Loan B, 6.25%, 12/18/20	3,131,349	3,073,951
Peppermill Casinos, Inc.
Term Loan B, 7.25%, 11/09/18 (b).	1,964,806	1,972,174
Planet Fitness Holdings, LLC
Term Loan, 4.75%, 03/31/21	1,329,950	1,316,650
Scientific Games International, Inc.
Term Loan B2, 10/01/21 (c)	3,051,495	3,015,259

		13,273,086

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 6.7%
Acosta Holdco, Inc.
Initial Term Loan, 5.00%, 09/26/21	1,500,000	1,502,408
ALM Media, LLC
First Lien Term Loan, 5.50%, 07/31/20 (b)	3,971,192	3,891,768
F&W Media, Inc.
Term Loan, 7.75%, 06/30/19	3,899,175	3,821,192
Merrill Communications, LLC
Term Loan, 5.75%, 03/08/18	4,362,796	4,340,982

14  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments  (continued)

December 31, 2014

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
MEDIA: ADVERTISING, PRINTING & PUBLISHING (continued)
Springer SBM Two GmbH (Germany)
Initial Term Loan B3, 4.75%, 08/14/20 (e)	3,997,552	3,942,585

		17,498,935

MEDIA: BROADCASTING & SUBSCRIPTION - 5.8%
Charter Communications Operating, LLC
Term Loan G, 4.25%, 09/10/21	3,475,506	3,502,128
Emmis Operating Co.
Term Loan, 6.00%, 06/10/21	2,000,000	1,990,000
Granite Broadcasting Corp.
First Lien Tranche B Term Loan, 6.75%, 05/23/18	818,928	813,810
Hemisphere Media Holdings, LLC (Intermedia Espanol, Inc.)
New Term Loan B, 5.00%, 07/30/20	2,557,604	2,543,985
SESAC Holdco II, LLC
First Lien Term Loan, 5.00%, 02/07/19	399,635	397,389
Telecommunications Management, LLC
Second Lien Initial Term Loan, 9.00%, 10/30/20 (b)	1,065,712	1,052,390
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC)
First Lien Term Loan, 5.25%, 05/06/21	5,024,750	4,874,033

		15,173,735

MEDIA: DIVERSIFIED & PRODUCTION - 1.6%
Tech Finance & Co. S.C.A. (Luxembourg)
U.S. Term Loan, 5.50%, 07/11/20 (e)	4,133,305	4,143,639

METALS & MINING - 0.5%
Oxbow Carbon, LLC (Oxbow Calcining, LLC)
Second Lien Initial Term Loan, 8.00%, 01/17/20	1,538,462	1,366,669

RETAIL - 2.4%
Charming Charlie, LLC Initial Term Loan, 9.00%, 12/24/19	1,220,790	1,205,530
Mattress Holding Corp.
Initial Term Loan, 5.25%, 10/20/21 (b)	2,763,691	2,755,054
Sears Roebuck Acceptance Corp. (KMART Corp.)
Term Loan, 06/30/18 (c)	1,905,236	1,838,077
Vince, LLC (Vince Intermediate Holding, LLC)
Term Loan B, 5.75%, 11/27/19	575,429	573,271

		6,371,932

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS - 10.2%
Aptean, Inc.
First Lien Term Loan, 5.25%, 02/26/20	1,511,578	1,468,755
Carecore National, LLC
Term Loan, 03/05/21 (c)	1,413,107	1,401,328
EIG Investors Corp.
Term Loan, 5.00%, 11/09/19	1,880,585	1,873,533
Element Materials Technology Group U.S. Holdings, Inc. (Element Materials Technology Holding U.K., Ltd.)
Term Loan B, 5.25%, 08/06/21	505,144	500,093
Genex Holdings, Inc.
First Lien Term Loan B, 5.25%, 05/28/21	1,427,530	1,421,284
IBC Capital I, Ltd.
Second Lien Term Loan, 8.00%, 09/09/22	529,000	528,339
Infogroup, Inc.
Term Loan B, 7.50%, 05/26/18	3,359,091	3,135,157
Onex Carestream Finance, L.P.
Second Lien Term Loan, 9.50%, 12/07/19	5,639,588	5,619,623
Packers Holdings, LLC
Term Loan B, 5.00%, 12/02/21	500,000	499,375
SGS Cayman, L.P. (Cayman Islands)
Initial Cayman Term Loan, 6.00%, 04/23/21 (e)	432,577	431,496
Stadium Management Corp. (SMG)
Second Lien 2014 Term Loan, 9.25%, 02/27/21 (b)	2,490,000	2,502,450
Stafford Logistics, Inc. (dba Custom Ecology, Inc.)
Term Loan, 6.75%, 06/26/19 (b)	2,427,875	2,367,178
Sutherland Global Services, Inc.
Initial U.S. Term Loan, 6.00%, 04/23/21	1,858,331	1,853,685
Tyche Holdings, LLC (a/k/a TransFirst, Inc.)
First Lien Term Loan, 5.50%, 11/12/21	3,294,710	3,283,030

		26,885,326

SERVICES: CONSUMER - 1.9%
Laureate Education, Inc.
2018 New Series Extended Term Loan, 5.00%, 06/15/18	4,342,080	4,153,916
NVA Holdings, Inc.
Second Lien Term Loan, 8.00%, 08/14/22	955,026	943,881

		5,097,797

TELECOMMUNICATIONS - 6.9%
Global Tel*Link Corp.
First Lien Term Loan, 5.00%, 05/23/20	1,483,475	1,472,349
Integra Telecom Holdings, Inc.
Replacement Term Loan, 02/22/19 (c)	2,825,810	2,756,945

See accompanying Notes to Financial Statements.  |  15

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2014

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
TELECOMMUNICATIONS (continued)
Ntelos, Inc.
Term Loan B, 5.75%, 11/09/19 (b) .	4,028,990	3,545,511
Sable International Finance, Ltd. (Cayman Islands)
Term Loan, 11/25/16 (b) (c) (e)	1,675,257	1,673,163
Unsecured Term Loan, 11/25/16 (b) (c) (e)	1,470,588	1,466,912
Securus Technologies Holdings, Inc.
Second Lien New Term Loan, 9.00%, 04/30/21	5,000,000	4,925,000
The TelX Group, Inc.
Second Lien Initial Term Loan, 7.50%, 04/09/21	600,000	587,249
U.S. TelePacific Corp.
Term Loan, 6.00%, 11/25/20	1,792,562	1,760,448

		18,187,577

TRANSPORTATION: CARGO - 3.0%
Carrix, Inc.
Term Loan, 4.25%, 01/07/19	4,030,741	3,748,589
Commercial Barge Line Co.
First Lien Initial Term Loan, 7.50%, 09/22/19	1,672,215	1,672,215
Second Lien Initial Term Loan, 10.75%, 03/22/20 (b)	1,500,000	1,492,500
OSG Bulk Ships, Inc.
Initial Term Loan, 5.25%, 08/05/19	1,049,725	1,026,106

		7,939,410

TRANSPORTATION: CONSUMER - 1.0%
Blue Bird Body Co.
Term Loan, 6.50%, 06/26/20 (b)	1,477,941	1,470,551
Travel Leaders Group, LLC
Tranche B Term Loan, 7.00%, 12/05/18 (b)	1,160,357	1,160,357

		2,630,908

UTILITIES: ELECTRIC - 2.0%
Granite Acquisition, Inc.
Second Lien Term B Loan, 8.25%, 12/19/22	1,309,090	1,322,449
Pike Corp.
First Lien Initial Term Loan, 12/22/21 (c)	2,876,558	2,875,350
Second Lien Term Loan, 06/22/22 (c)	1,000,000	988,330

		5,186,129

Total Senior Loans (Cost $250,836,610)		246,303,997

Corporate Notes and Bonds - 38.0%
BANKING, FINANCE, INSURANCE & REAL ESTATE - 6.4%
First Data Corp.
10.63%, 06/15/21	3,256,000	3,703,700
11.25%, 01/15/21	1,190,000	1,353,625

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)
GETO Financing Escrow, LLC (Knight)
8.25%, 06/15/18 (g)	3,934,000	4,052,020
Jefferies Finance, LLC / JFIN Co-Issuer Corp.
7.38%, 04/01/20 (b) (g)	5,500,000	5,142,500
SquareTwo Financial Corp. 11.63%, 04/01/17 (b)	2,647,000	2,633,765

		16,885,610

BEVERAGE, FOOD & TOBACCO - 5.6%
Chiquita Brands International, Inc. / Chiquita Brands, LLC
7.88%, 02/01/21	5,256,000	5,669,910
Land O’Lakes Capital Trust I
7.45%, 03/15/28 (g)	6,719,000	6,987,760
NBTY, Inc.
9.00%, 10/01/18	2,000,000	2,030,000

		14,687,670

CAPITAL EQUIPMENT - 0.4%
Waterjet Holdings, Inc.
7.63%, 02/01/20 (b) (g)	1,043,000	1,076,898

CHEMICALS, PLASTICS & RUBBER - 3.9%
Magnetation, LLC / Mag Finance Corp.
11.00%, 05/15/18 (g)	3,323,000	2,317,792
Rentech Nitrogen Partners, L.P.
6.50%, 04/15/21 (g)	2,434,000	2,178,430
TPC Group, Inc. (Texas Petrochemical)
8.75%, 12/15/20(g)	6,000,000	5,865,000

		10,361,222

CONSUMER GOODS: NON-DURABLE - 2.0%
American Greetings Corp.
7.38%, 12/01/21 (b)	5,000,000	5,250,000

ENERGY: OIL & GAS - 5.5%
Carrizo Oil & Gas, Inc.
7.50%, 09/15/20 (g)	2,905,000	2,803,325
Northern Oil and Gas, Inc.
8.00%, 06/01/20	4,000,000	3,050,000
Sidewinder Drilling, Inc.
9.75%, 11/15/19 (b) (g)	6,000,000	3,405,000
Summit Midstream Holdings, LLC / Summit Midstream Finance Corp.
7.50%, 07/01/21	5,000,000	5,275,000

		14,533,325

HEALTHCARE & PHARMACEUTICALS - 2.1%
Halyard Health, Inc.
6.25%, 10/15/22 (b) (g)	2,000,000	2,035,000
Valeant Pharmaceuticals International, Inc. (Canada)
7.50%, 07/15/21 (e) (g)	3,200,000	3,468,000

		5,503,000

16  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2014

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds (continued)
HIGH TECH INDUSTRIES - 0.6%
TIBCO Software, Inc.
11.38%, 12/01/21 (g)	1,614,000	1,565,580

HOTEL, GAMING & LEISURE - 0.8%
DreamWorks Animation SKG, Inc.
6.88%, 08/15/20 (b) (g)	2,000,000	2,060,000

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.6%
Anna Merger Sub, Inc.
7.75%, 10/01/22 (g)	1,600,000	1,624,000

MEDIA: BROADCASTING & SUBSCRIPTION - 1.8%
Columbus International, Inc. (Barbados)
7.38%, 03/30/21 (e) (g)	3,285,000	3,428,719
Radio One, Inc.
9.25%, 02/15/20 (g)	1,484,000	1,298,500

		4,727,219

MEDIA: DIVERSIFIED & PRODUCTION - 0.9%
SiTV, LLC / SiTV Finance, Inc.
10.38%, 07/01/19 (g)	2,493,000	2,324,722

METALS & MINING - 1.7%
Molycorp, Inc.
10.00%, 06/01/20	8,000,000	4,480,000

SERVICES: CONSUMER - 2.8%
Laureate Education, Inc.
9.75%, 09/01/19 (g)	2,000,000	2,070,000
StoneMor Partners L.P./
Cornerstone Family Services of West Virginia
7.88%, 06/01/21 (b)	5,296,000	5,428,400

		7,498,400

TELECOMMUNICATIONS - 2.1%
Avaya, Inc.
9.00%, 04/01/19 (g)	5,255,000	5,399,512

TRANSPORTATION: CARGO - 0.8%
XPO Logistics, Inc.
7.88%, 09/01/19 (g)	2,000,000	2,100,000

Total Corporate Notes and Bonds
(Cost $107,657,847)		100,077,158

	Principal Amount ($)	Value ($)

Structured Products - 14.8% (h)
Atlas Senior Loan Fund, Ltd.
(Cayman Islands)
Series 2012-1A, Class B2L, 6.48%, 08/15/24 (e) (g) (i)	4,000,000	3,898,400
Series 2012-1A, Class B3L, 7.73%, 08/15/24 (b) (e) (g) (i)	5,000,000	4,943,750
Battalion CLO, Ltd. (Cayman Islands)
Series 2012-3A, Class D, 5.53%, 01/18/25 (e) (g) (i)	1,650,000	1,529,798
Cent CLO L.P. (Cayman Islands)
Series 2013-17A, Class D, 6.23%, 01/30/25 (b) (e) (g) (i)	4,000,000	3,804,000
CIFC Funding, Ltd. (Cayman Islands)
Series 2012-2X, Class B2L, 6.23%, 12/05/24 (b) (e) (i)	3,000,000	2,882,700
Dryden Senior Loan Fund (Cayman Islands)
Series 2012-24A, Class E, 6.13%, 11/15/23 (b) (e) (g) (i)	1,000,000	967,900
ECP CLO, Ltd. (Cayman Islands)
6.79%, 07/15/26 (b) (e) (g) (i)	4,000,000	3,841,400
JFIN CLO, Ltd. (Cayman Islands)
Series 2012-1A, Class D, 5.73%, 07/20/23 (e) (g) (i)	3,000,000	2,820,600
Series 2013-1I, Class E, 6.23%, 01/20/25 (b) (e) (i)	2,000,000	1,721,240
Marea CLO, Ltd. (Cayman Islands)
Series 2012-1A, Class E, 6.33%, 10/16/23 (b) (e) (g) (i)	4,000,000	3,832,160
NXT Capital CLO, LLC
Series 2014-1, 5.73%, 04/23/26 (b) (g) (i)	5,000,000	4,350,000
OCP CLO, Ltd. (Cayman Islands)
Series 2014-5A, Class E, 5.48%, 04/26/26 (b) (e) (g) (i)	3,000,000	2,444,790
Octagon Investment Partners XIV, Ltd. (Cayman Islands)
Series 2012-1A, Class E, 6.73%, 01/15/24 (b) (e) (g) (i)	2,200,000	2,007,104

Total Structured Products
(Cost $40,457,104)		39,043,842

	Share Quantity	Value ($)

Preferred Stock - 1.5%
BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.5%
Watford Holdings, Ltd. (Bermuda) 8.50% (b) (e)	160,000	3,920,000

Total Preferred Stock
(Cost $3,920,000)		3,920,000

See accompanying Notes to Financial Statements.  |  17

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2014

	Principal Amount ($)	Value ($)

Warrants - 0.0%
BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.0%
Medical Card System, Inc.
07/26/18 (b) (j)	50,689	2,788

Total Warrants (Cost $ — )		2,788

Total Investments - 147.8%		389,347,785
(Cost of $402,871,561)
Other Assets & Liabilities,
Net-4.6%		12,080,091
Loan Outstanding-(52.4)%		(138,000,000)

Net Assets -100.0%		263,427,876

(a)	“Senior Loans” are senior, secured loans made to companies whose debt is rated below investment grade and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. Unless otherwise identified, all Senior Loans carry a variable rate of interest. These base lending rates are primarily the LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. The rates shown represent the weighted average rate at December 31, 2014. Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.
(b)	Fair Value Level 3 security. All remaining securities are categorized as Level 2.
(c)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(d)	Fixed rate asset.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind security which may pay interest in additional principal amount.
(g)	Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2014, these securities amounted to $95,642,660, or 36.3% of net assets.
(h)	Structured Products include collateralized loan obligations (“CLOs”). A CLO typically takes the form of a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans or corporate notes and bonds, the assets may also include (i) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.
(i)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2014.
(j)	Non income-producing asset.
(k)	Senior Loan assets have additional unfunded loan commitments. As of December 31, 2014, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitments
Charger OpCo B.V. (Oak Tea, Inc.)	$3,646,616
AmWINS Group, LLC*	496,029

Total Unfunded Loan Commitments	$4,142,645

*	The loan commitment for AmWINS Group, LLC was subsequently terminated on January 30, 2015.

18  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Assets and Liabilities

December 31, 2014

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Assets:

Investment securities at fair value (cost $429,903,985 and $402,871,561, respectively)	$421,198,437	$389,347,785
Cash and cash equivalents	31,407,248	17,389,420
Interest and dividends receivable	2,384,040	3,550,274
Receivable for investment securities sold	13,864,651	14,950,891
Deferred financing costs	143,354	34,011
Prepaid expenses	81,938	81,938

Total Assets	$469,079,668	$425,354,319

Liabilities:

Borrowings under credit facility (Note 8)	$149,269,000	$138,000,000
Payable for investment securities purchased	33,567,874	22,691,892
Interest payable	286,596	220,497
Unrealized depreciation on unfunded transactions (Note 9)	37,594	35,307
Distributions payable to common shareholders	133,118	197,148
Investment advisory fee payable	370,684	345,967
Other payables and accrued expenses due to affiliates	198,272	197,902
Other payables and accrued expenses	224,366	237,730

Total Liabilities	184,087,504	161,926,443

Net Assets (Applicable to Common Shareholders)	$284,992,164	$263,427,876

Net Assets Consist of:

Paid-in capital ($0.001 par value, 999,998,466 and 1,000,000,000 common shares authorized, respectively, and 15,573,061 and 14,464,026 issued and outstanding, respectively) (Note 6)	$296,705,488	$275,625,794
Undistributed net investment income	534,942	1,160,978
Accumulated net realized gain/(loss) from investments	(3,505,124)	200,187
Net unrealized depreciation on investments and unfunded transactions	(8,743,142)	(13,559,083)

Net Assets (Applicable to Common Shareholders)	$284,992,164	$263,427,876

Number of Common Shares outstanding	15,573,061	14,464,026
Net Asset Value, per Common Share	$18.30	$18.21

See accompanying Notes to Financial Statements.  |  19

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Operations

For the Year Ended December 31, 2014

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Investment Income:

Interest	$27,226,360	$29,576,734
Dividends	255,000	255,000

Total Investment Income	27,481,360	29,831,734

Expenses:

Investment advisory fee (Note 3)	4,468,610	4,212,585
Interest and commitment fee expense (Note 8)	2,125,540	2,009,972
Audit and legal fees	487,420	420,420
Administrative services of the Adviser (Note 3)	642,000	595,000
Insurance expense	355,885	355,885
Amortization of deferred financing costs (Note 8)	499,499	107,948
Board of Directors fees (Note 3)	108,157	108,157
Other operating expenses (Note 3)	389,741	403,796

Total Expenses	9,076,852	8,213,763

Net Investment Income	18,404,508	21,617,971

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized gain on investments	1,508,772	2,163,995
Net change in unrealized appreciation/(depreciation) on investments and unfunded transactions (Note 9)	(13,230,681)	(18,578,584)

Net realized and unrealized loss on investments	(11,721,909)	(16,414,589)

Distributions to Preferred Shareholders:

From net investment income	(244,641)	—

Net Increase in Net Assets, Applicable to Common Shareholders, Resulting From Operations	$6,437,958	$5,203,382

20  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase/(Decrease) in Net Assets:

From Operations

Net investment income	$18,404,508	$20,796,588
Net realized gain/(loss) on investments	1,508,772	(3,951,563)
Net change in unrealized appreciation/(depreciation) on investments and unfunded transactions	(13,230,681)	9,536,604
Distributions to preferred shareholders	(244,641)	(677,510)

Net increase in net assets from operations	6,437,958	25,704,119

Distributions to Common Shareholders

From net investment income	(19,176,667)	(19,606,326)

Total distributions to common shareholders	(19,176,667)	(19,606,326)

Capital Transactions from Common Shares

Reinvestment of dividends	—	811,136

Net increase in net assets from share transactions	—	811,136

Total increase/(decrease) in net assets	$(12,738,709)	$6,908,929

Net Assets Applicable to Common Shares

Beginning of year	297,730,873	290,821,944

End of year	$284,992,164	$297,730,873

Undistributed net investment income	$534,942	$1,543,192

See accompanying Notes to Financial Statements.  |  21

Apollo Tactical Income Fund Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Period Ended December 31, 2013*

Increase/(Decrease) in Net Assets:

From Operations

Net investment income	$21,617,971	$14,875,457
Net realized gain on investments	2,163,995	569,675
Net change in unrealized appreciation/(depreciation) on investments and unfunded transactions	(18,578,584)	5,019,501

Net increase in net assets from operations	5,203,382	20,464,633

Distributions to Common Shareholders

From net investment income	(21,593,489)	(13,797,712)
From realized gains on investments	(2,358,946)	(174,537)

Total distributions to common shareholders	(23,952,435)	(13,972,249)

Capital Transactions from Common Shares

Proceeds from sale of common shares	—	276,162,889
Offering costs (Note 6)	—	(578,352)

Net increase in net assets from share transactions	—	275,584,537

Total increase/(decrease) in net assets	$(18,749,053)	$282,076,921

Net Assets Applicable to Common Shares

Beginning of period	282,176,929	100,008 **

End of period	$263,427,876	$282,176,929

Undistributed net investment income	$1,160,978	$1,106,712

*	For the period from February 25, 2013 (commencement of operations) to December 31, 2013.
**	Represents initial seed capital invested by Apollo Credit Management, LLC.

22  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statement of Cash Flows

For the Year Ended December 31, 2014

Cash Flows From Operating Activities

Net increase in net assets from operations excluding distributions to preferred shareholders	$6,682,599

Adjustments to Reconcile Net Increase in Net Assets from Operations Excluding Distributions to Preferred Shareholders to Net Cash Flows Provided by Operating Activities
Net realized gain on investments	(1,508,772)
Net change in unrealized (appreciation)/depreciation on investments and unfunded transactions	13,230,681
Net amortization/(accretion) of premium/(discount)	(798,375)
Purchase of investment securities	(327,600,630)
Proceeds from disposition of investment securities	343,069,950
Amortization of deferred financing costs	499,499
Changes in Operating Assets and Liabilities
Decrease in interest and dividends receivable	495,368
Increase in prepaid expenses	(26,883)
Decrease in interest payable	(230,291)
Decrease in investment advisory fee payable	(12,495)
Decrease in other payables and accrued expenses due to affiliates	(74,913)
Decrease in other payables and accrued expenses	(121,236)

Net cash flows provided by operating activities	33,604,502

Cash Flows From Financing Activities
Proceeds from borrowing under the credit facility	149,269,000
Repayment of the credit facility	(122,704,615)
Deferred financing costs	(209,297)
Repurchase of Series A Preferred Shares	(30,680,000)
Distributions paid to common shareholders	(19,157,791)
Distributions paid to preferred shareholders	(413,081)

Net cash flows used in financing activities	(23,895,784)

Net Increase in Cash and Cash Equivalents	9,708,718

Cash and cash equivalents, beginning of year	21,698,530

Cash and cash equivalents, end of year	$31,407,248

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and commitment fees	$2,355,831

See accompanying Notes to Financial Statements.  |  23

Apollo Tactical Income Fund Inc.

Statement of Cash Flows

For the Year Ended December 31, 2014

Cash Flows From Operating Activities

Net increase in net assets from operations	$5,203,382

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Provided by Operating Activities
Net realized gain on investments	(2,163,995)
Net change in unrealized (appreciation)/depreciation on investments and unfunded transactions	18,578,584
Net amortization/(accretion) of premium/(discount)	(571,837)
Purchase of investment securities	(314,710,472)
Proceeds from disposition of investment securities	314,682,561
Amortization of deferred financing costs	107,948
Changes in Operating Assets and Liabilities
Decrease in interest and dividends receivable	1,161,557
Increase in prepaid expenses	(26,883)
Decrease in interest payable	(344)
Decrease in investment advisory fee payable	(10,542)
Decrease in other payables and accrued expenses due to affiliates	(380,329)
Decrease in other expenses and liabilities	(68,847)

Net cash flows provided by operating activities	21,800,783

Cash Flows From Financing Activities
Distributions paid to common shareholders	(23,896,041)

Net cash flows used in financing activities	(23,896,041)

Net Decrease in Cash and Cash Equivalents	(2,095,258)

Cash and cash equivalents, beginning of year	19,484,678

Cash and cash equivalents, end of year	$17,389,420

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$2,010,316

24  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share outstanding throughout the period

Per Common Share Operating Performance:	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$19.12	$18.73	$17.68	$19.10	(b)

Income from Investment Operations:
Net investment income(c)	1.18	1.34	1.39	1.00
Net realized and unrealized gain/(loss) on investments	(0.75)	0.35	1.10	(1.46)
Distributions from net investment income to Series A Preferred Shareholders	(0.02)	(0.04)	(0.05)	(0.02)

Total from investment operations	0.41	1.65	2.44	(0.48)

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.23)	(1.26)	(1.38)	(0.88)
Net realized gain on investments	—	—	(0.01)	(0.02)

Total distributions paid to Common Shareholders	(1.23)	(1.26)	(1.39)	(0.90)

Common Share offering charges to paid-in capital	—	—	—	(0.04)
Net Asset Value, End of Period	$18.30	$19.12	$18.73	$17.68
Market Value, End of Period	$16.63	$18.10	$18.77	$16.01
Total return based on net asset value(d)	2.63%	9.19%	14.23%	(2.43	)%(e)
Total return based on market value(d)	(1.48)%	3.14%	26.41%	(15.62	)%(e)
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.07%	3.00%	3.21%	2.99	%(f)
Ratio of net expenses to average net assets	3.07%	3.00%	3.18%	2.88	%(f)
Ratio of net investment income to average net assets(g)	6.22%	7.03%	7.51%	6.49	%(f)
Ratio of net investment income to average net assets net of distributions to Series A Preferred Shareholders	6.13%	6.80%	7.25%	6.33	%(f)
Supplemental Data:
Portfolio turnover rate	80.0%	72.0%	66.6%	41.5	%(e)
Net assets at end of period (000’s)	$284,992	$297,731	$290,822	$273,650
Senior Securities:
Total Series A Preferred Shares outstanding	—	1,534	1,534	1,534
Liquidation and market value per Series A Preferred Shares	—	$20,000	$20,000	$20,000
Asset coverage per share(h)	—	$294,078	$289,574	$278,380
Loan outstanding (in 000’s)	$149,269	$122,705	$122,705	$122,705
Asset coverage per $1,000 of loan outstanding	$2,909 (i)	$3,676 (j)	$3,620 (j)	$3,480	(j)

(a)	From February 23, 2011 (commencement of operations) to December 31, 2011.
(b)	Net of sales load of $0.90 per share of initial offering.
(c)	Based on weighted average outstanding shares.
(d)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(e)	Not annualized.
(f)	Annualized.
(g)	Net investment income ratio does not reflect payment to preferred shareholders.
(h)

Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and borrowings outstanding) from the Fund’s total assets, and dividing this by the number of Series A Preferred Shares outstanding.

(i)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.
(j)

Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

See accompanying Notes to Financial Statements.  |  25

Apollo Tactical Income Fund Inc.

Financial Highlights

For a Common Share outstanding throughout the period

Per Common Share Operating Performance:	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$19.51	$19.10(b)

Income from Investment Operations:
Net investment income(c)	1.50	1.03
Net realized and unrealized gain/(loss) on investments	(1.14)	0.39

Total from investment operations	0.36	1.42

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.50)	(0.96)
Net realized gain on investments	(0.16)	(0.01)

Total distributions paid to Common Shareholders	(1.66)	(0.97)

Common share offering charges to paid-in capital	—	(0.04)

Net Asset Value, End of Period	$18.21	$19.51
Market Value, End of Period	$15.96	$18.00
Total return based on net asset value(d)	2.63%	7.94%(e)
Total return based on market value(d)	(2.51)%	(4.90)%(e)
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	2.90%	2.58%(f)
Ratio of net expenses to average net assets	2.90%	2.55%(f)
Ratio of net investment income to average net assets	7.63%	6.38%(f)
Supplemental Data:
Portfolio turnover rate	78.7%	72.4%(e)
Net assets at end of period (000’s)	$263,428	$282,177
Senior Securities:
Loan outstanding (in 000’s)	$138,000	$138,000
Asset coverage per $1,000 of loan outstanding(g)	$2,909	$3,045

(a)	From February 25, 2013 (commencement of operations) to December 31, 2013.
(b)	Net of sales load of $0.90 per share of initial offering.
(c)	Based on weighted average outstanding shares.
(d)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(e)	Not annualized.
(f)	Annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

26  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements

December 31, 2014

Note 1. Organization and Operations

Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (individually, a “Fund” or, collectively, the “Funds”) are corporations organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as non-diversified, closed-end management investment companies. AFT and AIF commenced operations on February 23, 2011 and February 25, 2013, respectively. Prior to that, the Funds had no operations other than matters relating to their organization and the sale and issuance of 5,236 shares of common stock in each Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Funds’ investment adviser and is an affiliate of Apollo Global Management, LLC (“AGM”). The Funds’ common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “AFT” and “AIF”, respectively.

Investment Objective

AFT’s investment objective is to seek current income and preservation of capital. AFT will seek to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks and the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.

AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF will seek to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high-yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s managed assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high-yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”) , collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. This policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF (together with the board of directors of AFT, the “Board of Directors” or “Board”) with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

The Funds are classified as “non-diversified” under the Investment Company Act. As a result, each Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. Each Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Note 2. Significant Accounting Policies

The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and these differences could be material.

Annual Report  |  27

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2014

Fund Valuation

Each Fund’s net asset value (“NAV”) per share will be determined daily generally as of 4:00 pm on each day that the NYSE is open for trading, or at other times as determined by the Board. The NAV of each Fund’s common shares is the total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.

Security Valuation

The Funds value their investments primarily using the mean of the bid and ask prices provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds, common stock, preferred stock, warrants and structured products are priced based on valuations provided by an approved independent pricing service or broker, if available. If market or broker quotations are not available, or a price is not available from an independent pricing service or broker, or if the price provided by the independent pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. In general, the fair value of a security is the amount that the Funds might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Fair value procedures generally take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities and (iv) press releases and other information published about the issuer. In these cases, a Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that a Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

Each Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1  —  Quoted unadjusted prices for identical assets and liabilities in active markets to which the Funds have access at the date of measurement;

Level 2  —  Quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3  —  Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from independent pricing services, and the existence of contemporaneous, observable trades in the market.

28  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2014

The valuation techniques used by the Funds to measure fair value at December 31, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers into and out of the levels are recognized at the value at the end of the period. Summaries of the Funds’ investments categorized in the fair value hierarchy as of December 31, 2014 are as follows:

Apollo Senior Floating Rate Fund Inc.
	Total Fair Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Cash and Cash Equivalents	$31,407,248	$31,407,248	$—	$—
Senior Loans	391,993,854	—	309,342,408	82,651,446
Corporate Notes and Bonds	24,026,313	—	24,026,313	—
Common Stock	1,255,250	—	—	1,255,250
Preferred Stock	3,920,000	—	—	3,920,000
Warrants	3,020	—	—	3,020

Total Assets	452,605,685	31,407,248	333,368,721	87,829,716

Liabilities:
Unrealized depreciation on Unfunded Loan Commitments	(37,594)	—	(37,594)	—

Total Liabilities	(37,594)	—	(37,594)	—

	$452,568,091	$31,407,248	$333,331,127	$87,829,716

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2014:

Apollo Senior Floating Rate Fund Inc.
	Total Fair Value	Senior Loans	Corporate Notes and Bonds	Common Stock	Preferred Stock	Warrants
Fair Value, beginning of year	$75,544,153	$71,714,454	$1,762,852	$2,058,610	$—	$8,237
Purchases	53,587,270	49,667,270	—	—	3,920,000	—
Sales	(38,468,669)	(36,705,817)	(1,762,852)	—	—	—
Accretion/(amortization) of discounts/(premiums)	202,626	202,626	—	—	—	—
Net realized gain/(loss)	355,460	259,607	95,853	—	—	—
Change in net unrealized appreciation/(depreciation)	(4,441,354)	(3,536,924)	(95,853)	(803,360)	—	(5,217)
Transfers into Level 3	13,358,415	13,358,415	—	—	—	—
Transfers out of Level 3	(12,308,185)	(12,308,185)	—	—	—	—

Total Fair Value, end of year	$87,829,716	$82,651,446	$—	$1,255,250	$3,920,000	$3,020

Investments were transferred into and out of Level 3 and into and out of Level 2 during the year ended December 31, 2014 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at December 31, 2014 was $(4,028,443) for AFT.

Annual Report  |  29

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2014

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2014:

Apollo Senior Floating Rate Fund Inc.
Assets	Fair Value at December 31, 2014	Valuation Technique(s)	Unobservable Input(s)	Multiple	Weighted Average or Range
Senior Loans	$79,072,899	Independent pricing service	Vendor and/or	N/A	N/A
		and/or broker quotes	broker quotes
	3,578,547	Recoverability(1)	N/A	N/A	N/A
Common Stock	1,255,250	Independent pricing service	Vendor and/or	N/A	N/A
		and/or broker quotes	broker quotes
Preferred Stock	3,920,000	Cost(2)	N/A	N/A	N/A
		Independent pricing service	Vendor and/or	N/A	N/A
Warrants	3,020	and/or broker quotes	broker quotes

Total Fair Value	$87,829,716

(1)

The Fund values its Level 3 investments in accordance with its fair valuation procedures. If a price provided by an independent pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board, which may include model derived valuations based on recoverability in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information. Fair value procedures generally take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities, (iv) press releases and other information published about the issuer and (v) other factors, such as recovery rates and expected amount, timing and risk of future cash flows. Due to the inherent uncertainty of the fair valuation of such investments, the fair value may differ from the value that would have been used had an active market existed.

(2)

The Fund values its Level 3 investments in accordance with its fair valuation procedures. These investments are generally privately held securities. There may not be a secondary market for these securities, the issuer may be newly formed and/or there may be a limited number of investors seeking to purchase or sell these securities. The fair valuation established pursuant to the procedures was estimated to approximate cost. The value of such securities is monitored utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that may affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and/or the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

Apollo Tactical Income Fund Inc.
	Total Fair Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Cash and Cash Equivalents	$17,389,420	$17,389,420	$—	$—
Senior Loans	246,303,997	—	178,903,530	67,400,467
Corporate Notes and Bonds	100,077,158	—	73,045,595	27,031,563
Structured Products	39,043,842	—	8,248,798	30,795,044
Preferred Stock	3,920,000	—	—	3,920,000
Warrants	2,788	—	—	2,788

Total Assets	406,737,205	17,389,420	260,197,923	129,149,862

Liabilities:
Unrealized depreciation on Unfunded Loan Commitments	(35,307)	—	(35,307)	—

Total Liabilities	(35,307)	—	(35,307)	—

	$406,701,898	$17,389,420	$260,162,616	$129,149,862

Annual Report  |  30

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2014

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2014:

Apollo Tactical Income Fund Inc.
	Total Fair Value	Senior Loans	Corporate Notes and Bonds	Structured Products	Preferred Stock	Warrants
Fair Value, beginning of year	$90,759,035	$41,939,669	$30,897,963	$17,913,800	$—	$7,603
Purchases	67,526,048	42,465,467	3,043,000	18,097,581	3,920,000	—
Sales	(36,273,125)	(25,667,240)	(5,632,388)	(4,973,497)	—	—
Accretion/(amortization) of discounts/(premiums)	226,140	144,639	(254)	81,755	—	—
Net realized gain/(loss)	390,638	301,588	85,677	3,373	—	—
Change in net unrealized appreciation/(depreciation)	(5,847,177)	(2,388,914)	(2,157,580)	(1,295,868)	—	(4,815)
Transfers into Level 3	26,034,738	14,944,673	10,122,165	967,900	—	—
Transfers out of Level 3	(13,666,435)	(4,339,415)	(9,327,020)	—	—	—

Total Fair Value, end of year	$129,149,862	$67,400,467	$27,031,563	$30,795,044	$3,920,000	$2,788

Investments were transferred into and out of Level 3 and into and out of Level 2 during the year ended December 31, 2014 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at December 31, 2014 was $(5,718,579) for AIF.

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2014:

Apollo Tactical Income Fund Inc.

Assets	Fair Value at December 31, 2014	Valuation Technique(s)	Unobservable Input(s)	Multiple	Weighted Average or Range
Senior Loans	$64,097,193	Independent pricing service and/or broker quotes	N/A	N/A	N/A
	3,303,274	Recoverability(1)	N/A	N/A	N/A
Corporate Notes and Bonds	27,031,563	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A
Structured Products	30,795,044	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A
Preferred Stock	3,920,000	Cost(2)	N/A	N/A	N/A
Warrants	2,788	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

Total Fair Value	$129,149,862

(1)

The Fund values its Level 3 investments in accordance with its fair valuation procedures. If a price provided by an independent pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board, which may include model derived valuations based on recoverability in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information. Fair value procedures generally take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities, (iv) press releases and other information published about the issuer and (v) other factors, such as recovery rates and expected amount, timing and risk of future cash flows. Due to the inherent uncertainty of the fair valuation of such investments, the fair value may differ from the value that would have been used had an active market existed.

(2)

The Fund values its Level 3 investments in accordance with its fair valuation procedures. These investments are generally privately held securities. There may not be a secondary market for these securities, the issuer may be newly formed and/or there may be a limited number of investors seeking to purchase or sell these securities. The fair valuation established pursuant to the procedures was estimated to approximate cost. The value of such securities is monitored utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that may affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and/or the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

Annual Report  |  31

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2014

Cash and Cash Equivalents

Cash and cash equivalents of the Funds consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days. As of December 31, 2014, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions in which carrying value approximated fair value and are considered to be Level 1 in the fair value hierarchy.

Industry Classifications

The industry classifications of the Funds’ investments, as presented in the accompanying Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Moody’s, and/or as defined by the Funds’ management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.

Fair Value of Financial Instruments

The fair value of the Funds’ assets and liabilities that qualify as financial instruments under U.S. GAAP approximates the carrying amounts presented in the accompanying Statements of Assets and Liabilities.

Securities Transactions and Investment Income

Securities transactions of the Funds are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the unrealized appreciation/(depreciation) on investment securities is the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Interest and dividend income is recorded on the accrual basis and includes the accretion of original issue discounts and amortization of premiums where applicable.

U.S. Federal Income Tax Status

The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of their net investment income and net capital gains, if any, for their tax years. The Funds may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2014, AFT did not record a U.S. federal excise tax provision. For the year ended December 31, 2014, AIF recorded a U.S. federal excise tax provision of $26,532. In 2014, it was deemed prudent for cash management purposes for AIF to pay a nominal excise tax which equated to $0.002 per common share. An additional $8,550 and $3,252 was paid during 2014 relating to the 2013 tax year by AFT and AIF, respectively.

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The statute of limitations on AFT’s federal and state tax filings remains open for the years ended December 31, 2011, 2012, 2013 and 2014. The statute of limitations on AIF’s federal and state fillings remains open for the years ended December 31, 2013 and 2014.

Distributions to Common Shareholders

The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their capital gains and net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Funds, although for cash management purposes, the Funds may elect to retain distributable amounts and pay excise tax as described above. If the Funds make a long-term capital gain distribution, they will be required to allocate such gain between the common shares and any preferred shares issued by the Funds in proportion to the total dividends paid to each class for the year in which the income is realized.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Funds will make a distribution only if authorized by the Board and declared by the Funds out of assets

32  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2014

legally available for these distributions. The Funds may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital to shareholders, which would reduce the Funds’ NAV and, over time, potentially increase the Funds’ expense ratios. If the Funds distribute a return of capital, it means that the Funds are returning to shareholders a portion of their investment rather than making a distribution that is funded from the Funds’ earned income or other profits. The Board may elect to change AFT’s or AIF’s distribution policy at any time.

Asset Segregation

In accordance with the Investment Company Act and various SEC and SEC staff interpretive positions, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in measures in accordance with SEC or Staff guidance, to “cover” open positions with respect to certain kinds of financial instruments that could otherwise be considered “senior securities” as defined in Section 18(g) of the Investment Company Act. With respect to certain derivative contracts that are contractually required to cash settle, for example, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. In other circumstances, a Fund may be required to set aside liquid assets equal to such a financial instrument’s full notional value, or enter into appropriate offsetting transactions, while the position is open. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in a Fund’s maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

Note 3. Investment Advisory, Administration and Other Agreements with Affiliates

Investment Advisory Fee

The Adviser provides certain investment advisory, management and administrative services to the Funds pursuant to investment advisory and management agreements with each of the Funds. For its services, each Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets are defined as the total assets of a Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee from a Fund. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, may decide to waive its compensation periodically or may decide to waive its compensation on only one of the Funds at any given time. For the year ended December 31, 2014, the Adviser earned fees of $4,468,610 and $4,212,585 from AFT and AIF, respectively.

Administrative Services and Expense Reimbursements

The Funds and the Adviser have entered into Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Funds. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement. For the year ended December 31, 2014, the Adviser provided services under these agreements totaling $642,000 and $595,000 for AFT and AIF, respectively, which is shown in the Statements of Operations as administrative services of the Adviser. Included in these amounts is approximately $95,000 and $94,000 for AFT and AIF, respectively, of remuneration for officers of the Funds. The Adviser did not waive the right to expense reimbursements and investment advisory fees for either Fund during the year ended December 31, 2014.

Each Fund has also entered into an Administration and Accounting Services Agreement (the “Administration Agreements”) with BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”). Under the Administration Agreements, BNYMIS provides certain administrative services necessary for the operation of the Funds, including maintaining the Funds’ books and records, providing accounting services and preparing regulatory filings. The Funds pay BNYMIS for these services. The Bank of New York Mellon (“BNY Mellon”) serves as the Funds’ custodian. BNYMIS serves as the Funds’ transfer agent. BNY Mellon and BNYMIS provided services totaling $257,612 and $264,665 for AFT and AIF, respectively, for the year ended December 31, 2014 which are included in the Statements of Operations in other operating expenses.

Annual Report  |  33

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2014

Board of Directors Fees

On an annual basis, AFT and AIF pay to each member of the Board who is not an “interested person” (as defined in the Investment Company Act) of the Funds an annual retainer of $12,000 per Fund, plus $2,000 for each in-person Board meeting of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the chairman of the audit committee receives $3,000 per year from each Fund. The Funds also reimbursed independent Board members for travel and out-of-pocket expenses incurred in connection with such meetings, and the Funds split the cost of such expenses for meetings involving both AFT and AIF. Included in the Statements of Operations for the year ended December 31, 2014 is $108,157 of expenses related to the Board for each of AFT and AIF, respectively.

Note 4. Investment Transactions

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Apollo Senior Floating Rate Fund Inc.	$347,143,703	$349,517,954
Apollo Tactical Income Fund Inc.	321,396,025	321,910,336

Note 5. Risks

Senior Loans

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce the Funds’ NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Funds, a reduction in the value of the investment and a potential decrease in the NAV of the Funds. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Funds could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933 (the “1933 Act”) or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Funds will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that

34  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2013

the Funds may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedule of Investments.

The Funds may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Funds will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Funds would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Funds being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Corporate Bonds

The Funds may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Funds’ investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

The Adviser expects most of the corporate bonds in which the Funds invest will be high-yield bonds (i.e., “junk bonds”). An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace.

Subordinated Loans

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Structured Products

Investments in structured products involve risks, including credit risk and market risk. When the Funds’ investments in structured products (such as CDOs, CLOs and asset-backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a

Annual Report  |  35

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2014

structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

The Funds may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Funds.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Market Risk

Global credit markets experienced elevated volatility during the second half of 2014. A confluence of factors impacted the markets, most notably the precipitous drop in the price of oil and the impact it has had on oil and gas related debt and equity prices, outflows from loan and high-yield bond mutual funds, a lack of new issue supply and growing concerns about growth in Europe and the ripple effect it could potentially have on currency exchange rates and sovereign debt yields. Each of these factors, either alone or in combination with these or other factors, could potentially have a negative impact on credit fundamentals and/or trading prices for the securities and other instruments held by the Funds and, as a result, could materially and adversely affect returns on the Funds’ investments, the ability of issuers to continue to pay their debt service or refinance and repay their loans or other liabilities as they become due and the Funds’ ability to continue to acquire targeted assets on attractive terms. While it is not possible to precisely predict such events and their longer-term impact on the financial markets and the participants therein, they could be material and adverse to the Funds.

Note 6. Common Shares

Common share transactions were as follows:

Apollo Senior Floating Rate Fund Inc.

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Common shares outstanding, beginning of year	15,573,061	$296,714,038	15,530,498	$295,933,915
Common shares issued as reinvestment of dividends	—	—	42,563	811,136
Permanent differences reclassified (primarily non-deductible expenses)	—	(8,550)	—	(31,013)

Common shares outstanding, end of year	15,573,061	$296,705,488	15,573,061	$296,714,038

Apollo Tactical Income Fund Inc.

	Year Ended December 31, 2014		Period Ended December 31, 2013*
	Shares	Amount	Shares	Amount
Common shares outstanding, beginning of period	14,464,026	$275,655,578	5,236	$100,008
Common shares issued in connection with initial public offering	—	—	14,458,790	276,162,889 **
Offering costs	—	—	—	(578,352)
Permanent differences reclassified (primarily non-deductible expenses)	—	(29,784)	—	(28,967)

Common shares outstanding, end of period	14,464,026	$275,625,794	14,464,026	$275,655,578

* AIF commenced investment operations on February 25, 2013.

** Net of sales load totaling $13,012,911.

36  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2014

Offering costs were paid by AIF up to $0.04 per common share which totaled $578,352 and was recorded as a reduction of the proceeds from the sale of common shares. The Adviser paid all of AIF’s organizational expenses and offering expenses (other than the sales load) in excess of $0.04 per share. Additionally, in connection with the initial public offering, the underwriters received a front-end sales charge (sales load) of $0.90 per share or $13,012,911, which was paid by AIF out of the proceeds.

Dividends declared on common shares with a record date of January 1, 2014 or later through the date of this report were as follows:

Apollo Senior Floating Rate Fund Inc.
Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued
December 13, 2013	January 16, 2014	January 21, 2014	January 31, 2014	$0.0997	$1,552,634	$1,552,634	$—
January 24, 2014	February 13, 2014	February 18, 2014	February 28, 2014	$0.0997	$1,552,634	$1,552,634	—
February 11, 2014	March 17, 2014	March 19, 2014	March 31, 2014	$0.0987	$1,537,061	$1,537,061	—
March 19, 2014	April 15, 2014	April 17, 2014	April 30, 2014	$0.0977	$1,521,488	$1,521,488	—
April 17, 2014	May 15, 2014	May 19, 2014	May 30, 2014	$0.0967	$1,505,915	$1,505,915	—
May 13, 2014	June 16, 2014	June 18, 2014	June 30, 2014	$0.0957	$1,490,342	$1,490,342	—
June 16, 2014	July 17, 2014	July 21, 2014	July 31, 2014	$0.0957	$1,490,342	$1,490,342	—
July 16, 2014	August 15, 2014	August 19, 2014	August 29, 2014	$0.0957	$1,490,342	$1,490,342	—
August 13, 2014	September 16, 2014	September 18, 2014	September 30, 2014	$0.0957	$1,490,342	$1,490,342	—
September 15, 2014	October 17, 2014	October 21, 2014	October 31, 2014	$0.0957	$1,490,342	$1,490,342	—
October 20, 2014	November 13, 2014	November 17, 2014	November 28, 2014	$0.0957	$1,490,342	$1,490,342	—
November 12, 2014	December 16, 2014	December 18, 2014	December 31, 2014	$0.0957	$1,490,342	$1,490,342	—
December 16, 2014	December 23, 2014	December 26, 2014	December 31, 2014	$0.0690	$1,074,541	$1,074,541	—
December 18, 2014	January 15, 2015	January 20, 2015	January 30, 2015	$0.0957	$1,490,342	$1,490,342	—
January 20, 2015	February 12, 2015	February 17, 2015	February 27, 2015	$0.0957	$1,490,342
February 13, 2015	March 17, 2015	March 19, 2015	March 31, 2015	$0.0977	$1,521,488

Apollo Tactical Income Fund Inc.
Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued
December 31, 2013	January 16, 2014	January 21, 2014	January 31, 2014	$0.1170	$1,692,291	$1,692,291	$—
January 24, 2014	February 13, 2014	February 18, 2014	February 28, 2014	$0.1170	$1,692,291	$1,692,291	—
February 11, 2014	March 17, 2014	March 19, 2014	March 31, 2014	$0.1170	$1,692,291	$1,692,291	—
March 19, 2014	April 15, 2014	April 17, 2014	April 30, 2014	$0.1170	$1,692,291	$1,692,291	—
April 17, 2014	May 15, 2014	May 19, 2014	May 30, 2014	$0.1170	$1,692,291	$1,692,291	—
May 13, 2014	June 16, 2014	June 18, 2014	June 30, 2014	$0.1170	$1,692,291	$1,692,291	—
June 16, 2014	July 17, 2014	July 21, 2014	July 31, 2014	$0.1170	$1,692,291	$1,692,291	—
July 16, 2014	August 15, 2014	August 19, 2014	August 29, 2014	$0.1170	$1,692,291	$1,692,291	—
August 13, 2014	September 16, 2014	September 18, 2014	September 30, 2014	$0.1170	$1,692,291	$1,692,291	—
September 15, 2014	October 17, 2014	October 21, 2014	October 31, 2014	$0.1170	$1,692,291	$1,692,291	—
October 20, 2014	November 13, 2014	November 17, 2014	November 28, 2014	$0.1170	$1,692,291	$1,692,291	—
November 12, 2014	December 16, 2014	December 18, 2014	December 31, 2014	$0.1170	$1,692,291	$1,692,291	—
December 16, 2014	December 23, 2014	December 26, 2014	December 31, 2014	$0.2520	$3,644,935	$3,644,935	—
December 18, 2014	January 15, 2015	January 20, 2015	January 30, 2015	$0.1170	$1,692,291	$1,692,291	—
January 20, 2015	February 12, 2015	February 17, 2015	February 27, 2015	$0.1170	$1,692,291
February 13, 2015	March 17, 2015	March 19, 2015	March 31, 2015	$0.1170	$1,692,291

Note 7. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Funds’ capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Annual Report  |  37

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2013

For the fiscal year ended December 31, 2014, permanent differences resulting primarily from non-deductible expenses were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss from Investments	Paid-In Capital
Apollo Senior Floating Rate Fund Inc.	$8,550	$—	$(8,550)
Apollo Tactical Income Fund Inc.	29,784	—	(29,784)

The tax character of distributions paid by AFT during the fiscal years ended December 31, 2014 and 2013 were as follows:

Apollo Senior Floating Rate Fund Inc.
Distributions paid from Ordinary Income: *	2014	2013
Common Shareholders	$19,176,667	$19,606,326
Preferred Shareholders	244,641	677,510

Total Distributions	$19,421,308	$20,283,836

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The tax character of distributions paid by AIF during the fiscal year or period ended December 31, 2014 and 2013 was as follows:

Apollo Tactical Income Fund Inc.
Distributions paid from Ordinary Income: *	2014	2013
Common Shareholders	$23,137,627	$13,972,249

Total Distributions	$23,137,627	$13,972,249

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Distributions paid from Long-Term Gains:	2014	2013
Common Shareholders	$814,808	$—

Total Distributions	$814,808	$—

As of December 31, 2014, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses
Apollo Senior Floating Rate Fund Inc.	$534,942	$—	$(8,705,548)	$(3,505,124)
Apollo Tactical Income Fund Inc.	1,235,377	126,010	(13,523,998)	—

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales.

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of December 31, 2014, long-term capital loss carryforwards totaled $3,505,124 for AFT, which may be carried forward for an unlimited period. During the year ended December 31, 2014, AFT utilized $1,466,762 of capital loss carryforwards.

38  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2013

Unrealized appreciation/(depreciation) and basis of investments for U.S. federal income tax purposes at December 31, 2014 was:

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Federal tax basis, cost	$429,903,985	$402,871,783

Unrealized appreciation	$3,662,935	$3,893,941
Unrealized depreciation	(12,368,483)	(17,417,939)

Net unrealized appreciation/(depreciation)*	$(8,705,548)	$(13,523,998)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales.

Note 8. Credit Agreements and Preferred Shares

The Funds utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Funds may obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions. The Funds may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Funds’ net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds’ portfolios will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Funds’ NAV, which will be borne entirely by the Funds’ common shareholders. If the Funds issue preferred shares and/or notes or engage in other borrowings, they will have to pay dividends on their shares or interest on their notes or borrowings, which will increase expenses and may reduce the Funds’ return. These dividend payments or interest expenses (which will be borne entirely by the common shareholders) may be greater than the Funds’ return on the underlying investments. The Funds’ leveraging strategy may not be successful.

Apollo Senior Floating Rate Fund Inc.

On May 15, 2014, AFT entered into a $150,000,000 revolving credit facility with JPMorgan Chase Bank, N.A. (“JPM”) as lender and administrative agent. AFT has granted a security interest in substantially all of its assets in the event of default under the credit facility. On May 20, 2014, AFT reduced the commitment to $149,269,000. AFT may borrow on a revolving basis until May 15, 2016. Any loans outstanding under the credit facility must be repaid in full on May 15, 2016. The loans bear interest at a rate of three-month LIBOR plus 1.20%. As of December 31, 2014, AFT has $149,269,000 outstanding, which is the maximum commitment amount under the credit facility.

Prior to May 15, 2014, AFT had a credit agreement with Wells Fargo Bank, National Association (“Wells Fargo”), as lender, and Wells Fargo Securities LLC, as administrative agent. Additionally, AFT had issued 1,534 shares of Series A Preferred Stock (the “Preferred Shares”) to Wells Fargo. The loan under the credit agreement was to be repaid in full and the outstanding Preferred Shares repurchased no later than March 24, 2015. On May 15, 2014, AFT repurchased the 1,534 preferred shares that were issued and outstanding having an aggregate liquidation preference of $30,680,000, repaid the outstanding loan balance of $122,704,615 and terminated the credit agreement with Wells Fargo.

For the year ended December 31, 2014, the average daily loan balance outstanding on days where borrowings existed was $139,516,596, the weighted average annual interest rate was 1.50% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $2,125,540.

The fair value of AFT’s borrowings under the credit facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AFT has determined would be categorized as Level 2 in the fair-value hierarchy.

The credit facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of December 31, 2014, AFT was not aware of any instances of non-compliance related to the credit facility.

Annual Report  |  39

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2014

In connection with AFT’s entry into the credit facility, certain debt financing costs were incurred by AFT and have been recorded as deferred financing costs in the Statements of Assets and Liabilities. The debt financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs is included in the Statements of Operations. Also included in the Statements of Operations in interest and commitment fee expense is $38 related to fees incurred for the credit agreement with JPM for the period between May 15, 2014 and May 20, 2014, the commitment termination date.

Apollo Tactical Income Fund Inc.

On April 26, 2013, AIF entered into a $138,000,000 revolving credit facility with JPM as lender and administrative agent. AIF has granted a security interest in substantially all of its assets in the event of default under the credit facility. AIF may borrow on a revolving basis until April 26, 2015. Any loans outstanding under the credit facility must be repaid in full on April 26, 2015. The loans generally bear interest at a rate of three-month LIBOR plus 1.20%. As of December 31, 2014, AIF has $138,000,000 outstanding, which is the maximum commitment amount under the credit facility. The average daily loan balance outstanding on days where borrowings existed was $138,000,000, the weighted average annual interest rate was 1.44% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $2,009,972.

The fair value of AIF’s borrowings under the credit facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AIF has determined would be categorized as Level 2 in the fair-value hierarchy.

The credit facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of December 31, 2014, AIF was not aware of any instances of non-compliance related to the credit facility.

In connection with AIF’s entry into the credit facility, certain debt financing costs were incurred by AIF and have been recorded as deferred financing costs in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs is included in the Statements of Operations.

Note 9. Unfunded Loan Commitments

As of December 31, 2014, AFT had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Unfunded Loan Commitments
Charger OpCo B.V. (Oak Tea, Inc.)	$3,646,616

Total Unfunded Loan Commitments	$3,646,616

As of December 31, 2014, AIF had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Unfunded Loan Commitments
Charger OpCo B.V. (Oak Tea, Inc.)	$3,646,616
AmWINS Group, LLC*	496,029

Total Unfunded Loan Commitments	$4,142,645

*	The loan commitment for AmWINS Group, LLC was subsequently terminated on January 30, 2015.

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the year ended December 31, 2014, AFT and AIF recorded net unrealized depreciation on unfunded transactions totaling $37,594 and $35,307, respectively. In addition, AFT recorded the reversal of the unrealized depreciation on the unfunded transaction held at December 31, 2013 of $381.

Note 10. Indemnification

The Funds each have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made

40  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2014

against the Funds. Based upon historical experience, the risk of loss from such claims is currently considered remote; however, there can be no assurance that losses will not occur or if claims are made against the Funds the losses will not be material.

Note 11. Subsequent Event

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

Effective December 31, 2014, Alexander B. Wright no longer serves as a portfolio manager of the Funds and James Vanek has been named as a portfolio manager of the Funds. Mr. Vanek joined the Adviser in 2008 and currently serves as a Principal. Prior to joining the Adviser, Mr. Vanek was an Associate Director of Loan Sales and Trading in the Leveraged Finance Group at Bear Stearns.

Annual Report  |  41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Apollo Senior Floating Rate Fund Inc., including the schedule of investments, as of December 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the accompanying statement of assets and liabilities of Apollo Tactical Income Fund Inc. (together with Apollo Senior Floating Rate Fund Inc., the “Funds”), including the schedule of investments, as of December 31, 2014, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period February 25, 2013 (commencement of operations) through December 31, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian, agent banks and brokers; where replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Apollo Senior Floating Rate Fund Inc. as of December 31, 2014, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented; and the financial position of Apollo Tactical Income Fund Inc. as of December 31, 2014, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 25, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, NY

February 25, 2015

42  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information

December 31, 2014 (unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive common stock of the Funds as set forth below, all net investment income dividends and all capital gains distributions declared by the Board will be payable in cash.

A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Funds. To exercise this option, such shareholder must notify BNYMIS, the plan administrator and the Funds’ transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive dividends and distributions in additional shares of common stock of the Funds (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Funds (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If, on the dividend payment date, the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 5¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Funds will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at bnymellon.com/ shareowner, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at P.O. Box 358035, Pittsburgh, PA 15252-8035 or by calling the plan administrator at 800-331-1710.

The plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at P.O. Box 358035, Pittsburgh, PA 15252-8035.

Annual Report  |  43

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Directors and Officers

December 31, 2014 (unaudited)

Directors and Officers

The Board of Directors of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. The directors of each Fund (the “Directors”) are divided into three classes, serving staggered three-year terms. Any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, except to the extent that the Investment Company Act requires the election of directors by shareholders.

Certain biographical and other information relating to the Directors and Executive Officers of the Funds is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser (“Apollo Funds”) and other public directorships.

Directors and Officers Name, Address(1) and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Apollo Funds and Portfolios Overseen	Other Directorships Held by the Director During Past Five Years
INTERESTED DIRECTORS(2)
Barry Cohen (born 1952)	Director and Chairman of the Board	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2015 annual meeting.	Chief Operating Officer, Apollo Global Securities, LLC since 2011; Managing Director and Chief Operating Officer, Apollo Capital Management, L.P. since 2008.	2	None.

INDEPENDENT DIRECTORS(3)
Robert L. Borden (born 1963)	Director	AFT and AIF Director since November 2013; current terms end at the 2017 annual meeting.	Chief Investment Officer, Delegate Advisors, LLC since 2012; Chief Executive Officer and Chief Investment Officer, South Carolina Retirement System Investment Commission from 2006 to 2011.	2	None.
Glenn N. Marchak (born 1956)	Director; Audit Committee Chair	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2016 annual meeting.	Private Investor; Corporate Director/Trustee.	2	Stone Harbor Emerging Markets Income Fund; Stone Harbor Emerging Markets Total Income Fund.

Carl J. Rickertsen (born 1960)	Director; Nominating and Corporate Governance Committee Chair	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2017 annual meeting.	Managing Partner, Pine Creek Partners (private equity investment firm) since 2005.	2	Noranda Aluminum Holding Corporation; Berry Plastics Group, Inc.; MicroStrategy Incorporated; until 2010, Convera Corporation.

44  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Directors and Officers (continued)

December 31, 2014 (unaudited)

Directors and Officers Name, Address(1) and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Apollo Funds and Portfolios Overseen	Other Directorships Held by the Director During Past Five Years
Todd J. Slotkin (born 1953)	Lead Independent Director	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2016 annual meeting.	Managing Director and Global Head, Alvarez & Marsal Asset Management Services, LLC since 2014; Co-Founder and Managing Partner, Newton Pointe Partners (consulting firm) from 2011 to 2014; Senior Managing Director, Irving Place Capital (private equity investment firm) from 2008 to 2010.	2	CBIZ, Inc.

Elliot Stein, Jr. (born 1949)	Director	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2015 annual meeting.	Private Investor; Corporate Director/Trustee.	2	Apollo Investment Corporation; Global Cornerstone Holdings Limited.

EXECUTIVE OFFICERS(4)
Joseph Moroney (born 1971)	President and Chief Investment Officer	AFT since 2011 and AIF since 2013.	Loan product manager, Apollo Capital Management L.P. since 2008.	N/A	N/A

Frank Marra (born 1979)	Treasurer and Chief Financial Officer	AFT and AIF since 2014.	Senior Controller and Vice President, Apollo Capital Management, L.P. since 2009.	N/A	N/A

Joseph D. Glatt (born 1973)	Secretary and Chief Legal Officer	AFT since 2011 and AIF since 2013.	Secretary and Vice President, Apollo Investment Corporation since 2010 and 2009, respectively; General Counsel, Apollo Capital Management L.P. since 2007.	N/A	N/A

Cindy Michel (born 1973)	Chief Compliance Officer	AFT since 2011 and AIF since 2013.	Chief Compliance Officer and Vice President, Apollo Investment Corporation since 2010; Director of Compliance, Apollo Global Management, LLC since 2007.	N/A	N/A

(1)	The address of each Director and Officer is care of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, 43rd Floor, New York, NY 10019.
(2)	“Interested person,” as defined in the Investment Company Act, of the Funds. Mr. Cohen is an interested person of the Funds due to his affiliation with the Adviser.
(3)	“Independent Directors” are directors who are not “interested persons,” as defined in the Investment Company Act, of the Funds.
(4)	Executive officers of the Funds serve at the pleasure of the Board of Directors.

Annual Report  |  45

Important Information About This Report

Investment Adviser

Apollo Credit Management, LLC

9 West 57th Street

New York, NY 10019

Administrator

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

480 Washington Blvd.

Jersey City, NJ 07310

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-888-301-3838 and additional reports will be sent to you.

A description of the policies and procedures that the

Funds use to determine how to vote proxies relating

to their portfolio securities, and the Funds’ proxy voting

records for the most recent period ended June 30, 2014

are available (i) without charge, upon request, by calling

1-888-301-3838 and (ii) on the SEC’s website at http://

www.sec.gov.

The Funds file their complete schedule of portfolio hold-

ings with the SEC for the first and third quarters of each

fiscal year on Form N-Q. The Funds’ Forms N-Q are

available on the SEC’s website at http://www.sec.gov

and also may be reviewed and copied at the SEC’s

Public Reference Room in Washington, DC. Information

on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

—	Account applications and other forms, which may include your name, address and social security number, written and elec-tronic correspondence and telephone contacts;
—	Website information, including any information captured through our use of “cookies”; and
—	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

46  |  Annual Report

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9 West 57th Street, New York, NY 10019

1-888-301-3838  •  www.agmfunds.com

12/31/14

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description enumerated in paragraph (b) of this Item 2.

(d)

The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item 2.

(e)	Not Applicable.

(f)	The code of ethics is included on the registrant’s website at: www.agmfunds.com

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Glenn A. Marchak and Todd J. Slotkin are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2013 and December 31, 2014 were $190,000 and $190,000, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in the fiscal years ended December 31, 2013 and December 31, 2014 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively. The aggregate audit-related fees billed in the fiscal years ended December 31, 2013 and December 31, 2014 to Service Affiliates (as defined below) were $0 and $0, respectively.

Tax Fees

(c)

The aggregate fees billed in the fiscal years ended December 31, 2013 and December 31, 2014 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,420 and $7,420, respectively. “Tax fees” are for tax services related to reviews of returns and various tax matters. The aggregate tax fees billed in the fiscal years ended December 31, 2013 and December 31, 2014 to Service Affiliates were $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in the fiscal years ended December 31, 2013 and December 31, 2014 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0, respectively. The aggregate such all other fees billed in the fiscal years ended December 31, 2013 and December 31, 2014 to Service Affiliates were $0 and $0, respectively.

(e)(1)

All services to be performed for the registrant and all services to be performed for the registrant’s investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (“Service Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant, by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to Service Affiliates for the fiscal years ended December 31, 2013 and December 31, 2014 were $7,420 and $7,420, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting solely of independent directors of the registrant. The members of the audit committee are: Glenn N. Marchak (Chairman), Carl J. Rickertsen, Todd J. Slotkin and Elliot Stein, Jr.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

            Companies.

The Proxy Voting Policies are included in this Item.

Proxy Voting Policies and Procedures

of

Apollo Credit Management, LLC

SEC registered advisers that have the authority to vote client proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures (i) reasonably designed to ensure that the adviser votes proxies in the best interests of its clients and (ii) that include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients. It is expected that, in most cases, Apollo Credit Management, LLC (the “adviser”) will invest the assets of its clients in securities that do not generally carry voting rights. When a client account does have voting rights in a security, it follows the proxy voting policies and procedures summarized below:

In determining how to vote, officers of the adviser will consult with each other and other investment professionals affiliated with the adviser, taking into account the interests of the adviser’s clients and investors as well as any potential conflicts of interest. The adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, the adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, including by seeking the direction of the independent directors of the client or, in extreme cases, by abstaining from voting. While the adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, the adviser does not expect to delegate its voting authority to any third party.

An officer of the adviser will keep a written record of how all such proxies are voted. The adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, the adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

The adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, the adviser will vote proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) it is necessary to vote contrary to the general guidelines to maximize shareholder value or the best interests of the adviser’s clients. In reviewing proxy issues, the adviser generally uses the following guidelines:

Elections of Directors: In general, the adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or the adviser determines that there are other compelling reasons for withholding a vote, it will determine the appropriate vote on the matter. The adviser may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, the adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement or where, in the adviser’s discretion, the cost of voting will outweigh the perceived benefit.

Appointment of Auditors: The adviser believes that the board of an issuer remains in the best position to choose its independent auditors and the adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in an issuer’s charter or by-laws may be required by state or federal regulation. In general, the adviser will cast client votes in accordance with management on such proposals. However, the adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: The adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of client interests.

Proposals Affecting Shareholder Rights: The adviser generally will vote in favor of proposals that give shareholders a greater voice in the affairs of an issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, the adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of a client’s investment in the issuer.

Corporate Governance: The adviser recognizes the importance of good corporate governance. Accordingly, the adviser generally will favor proposals that promote transparency and accountability within an issuer.

Anti-Takeover Measures: The adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: The adviser generally will vote with management on stock split matters.

Limited Liability of Directors: The adviser generally will vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: The adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. The adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	As of December 31, 2014, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Portfolio Managers	Title	Length of Service	Business Experience for Last 5 Years
Joseph Moroney	President and Senior Portfolio Manager	Joined Apollo in 2008 Portfolio Manager since registrant’s inception

Mr. Moroney is head of Apollo Credit Management, LLC’s (the “Adviser”) U.S. Performing Credit business and is the senior portfolio manager for the registrant. Mr. Moroney joined the Adviser from Aladdin Capital Management where he served as the Senior Managing Director and Senior Portfolio Manager in the Leveraged Loan Group. Mr. Moroney’s career spans 20 years, focused in financial advisory and investment management, with experience at various leading financial services firms including Merrill Lynch Investment Managers. Mr. Moroney graduated from Rutgers University with a BS in Ceramic Engineering, and he holds the Chartered Financial Analyst designation.

Bret Leas	Portfolio Manager	Joined Apollo in 2009 Portfolio Manager since registrant’s inception

Mr. Leas is co-head of the Adviser’s Structured Credit business and is a portfolio manager for the registrant. Mr. Leas joined the Adviser from Barclays Capital where he was a Director and served in a variety of different roles, most recently as a member of the Credit Structuring Group. From 2000 to 2004 he was an attorney at Weil, Gotshal & Manges LLP in the Structured Finance/Derivatives Group, primarily focusing on asset-backed securities, collateralized debt obligations and credit derivatives. Mr. Leas graduated cum laude from the University of Maryland with a BA in History and received his JD, cum laude, from Georgetown University Law Center.

James Vanek	Portfolio Manager	Joined Apollo in 2008 Portfolio Manager since 2014

Mr. Vanek serves as a portfolio manager of the registrant. Prior to joining the Adviser, Mr. Vanek was an Associate Director, Loan Sales & Trading in the Leveraged Finance Group at Bear Stearns. Mr. Vanek graduated from Duke University with a BS in Economics and a BA in Computer Science and received his MBA from Columbia Business School.

(a)(2)	As of December 31, 2014, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Name of Portfolio Manager	Total No. of Accounts Managed	Total Assets(1)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance(2)(3)
Joseph Moroney
Registered Investment Companies:	1	$0.401 billion	None	None
Other Pooled Investment Vehicles:	5	$2.512 billion	4	$2.481 billion
Other Accounts:	1	$0.087 billion	None	None

Bret Leas
Registered Investment Companies:	1	$0.401 billion	None	None
Other Pooled Investment Vehicles:	6	$0.918 billion	3	$0.631 billion
Other Accounts:	9	$5.928 billion	3	$4.656 billion

James Vanek
Registered Investment Companies:	1	$0.401 billion	None	None
Other Pooled Investment Vehicles:	None	None	None	None
Other Accounts:	13	$3.290 billion	2	$0.190 billion

(1)	Total assets represent assets under management as defined by Apollo Global Management, LLC, which includes unfunded commitments.

(2)	Represent the assets under management of the accounts managed that generate incremental fees in addition to management fees.

(3)

Joseph Moroney is responsible for the oversight of the entire U.S. Performing Credit group which had AUM of $24.9 billion as of December 31, 2014. The disclosures above only reflect those accounts where the Portfolio Managers have direct day to day responsibilities for oversight of the funds.

Potential Conflicts of Interests

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, the Adviser and its affiliates (“Apollo”) provide investment management services both to the registrant and the other Apollo-advised funds, including other funds, client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, in which the registrant will not have an interest. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Apollo-advised funds that may differ from advice given to, or securities recommended or bought for, the registrant, even though their investment objectives may be the same or similar to those of the registrant.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Apollo-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the registrant and may affect the prices and availability of the securities and instruments in which the registrant invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the registrant and the other Apollo-advised funds. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised funds to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among the registrant and the other Apollo-advised funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event investment opportunities are allocated among the registrant and the other Apollo-advised funds, the registrant may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the registrant may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the registrant and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the registrant and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the registrant will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the registrant. In addition, under certain circumstances, the registrant may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the registrant. From time to time, the registrant and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the registrant may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the registrant may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the registrant may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds.

While these conflicts cannot be eliminated, the Adviser, when consistent with fund objectives, guidelines and other fiduciary considerations and when practicable, the registrant and the other Apollo-advised funds may hold investments in the same levels of an issuer’s capital structure in the same proportion at each level.

Although the professional staff of the Adviser will devote as much time to the management of the registrant as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the registrant and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the registrant and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the registrant but will be allocated between the business of the registrant and the management of the monies of other clients of the Adviser.

A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Adviser’s (or its affiliates’) management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Managers may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts that have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The registrant and the Adviser have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus. Generally, a portfolio manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised funds for which such person serves, and such portfolio manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, LLC.

Carried Interest. Generally, a portfolio manager receives carried interests with respect to the Apollo-advised funds for which such person serves as a portfolio manager, subject to standard terms and conditions, including vesting.

(a)(4)	Disclosure of Securities Ownership

The dollar range of common stock of the registrant beneficially owned by each Portfolio Manager as of December 31, 2014 was as follows:

Name of Portfolio Manager	Dollar ($) Range of Common Stock Beneficially Owned

Joseph Moroney	$50,001 - $100,000

Bret Leas	$50,001 - $100,000

James Vanek	$50,001 - $100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

            Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

January 1, 2014 – January 31, 2014	N/A
February 1, 2014 – February 28, 2014	N/A
March 1, 2014 – March 31, 2014	N/A
April 1, 2014 – April 30, 2014	N/A
May 1, 2014 – May 31, 2014	N/A
June 1, 2014 – June 30, 2014	N/A
July 1, 2014 – July 31, 2014	N/A
August 1, 2014 – August 31, 2014	N/A
September 1, 2014 – September 30, 2014	N/A
October 1, 2014 – October 31, 2014	N/A
November 1, 2014 – November 30, 2014	N/A
December 1, 2014 – December 31, 2014	100,000	16.83	0	N/A
Total	100,000	16.83	0	N/A

The Apollo Total Return Master Fund, L.P. (the “Master Fund”) purchased 100,000 shares of the Fund’s common stock in a series of open-market transactions. The investment advisers of the Fund and the Master Fund may be considered under common control.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Apollo Senior Floating Rate Fund Inc.

By (Signature and Title) /s/ Joseph Mororney
Joseph Moroney, President
(principal executive officer)

Date February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Joseph Mororney
Joseph Moroney, President
(principal executive officer)

Date February 25, 2015

By (Signature and Title) /s/ Frank Marra
Frank Marra, Treasurer and Chief Financial Officer
(principal financial officer)

Date February 25, 2015